Exhibit 2.k.2
AMENDMENT NO. 1

AMENDMENT NO. 1 dated as of August 23, 2013 between AMERICAN CAPITAL, LTD. (the “Borrower”), the “Lenders” party to the Credit Agreement referred to below and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent (the “Administrative Agent”) under the Credit Agreement referred to below.

The Borrower, the “Lenders” and the Administrative Agent, are parties to a Senior Secured Term Loan Credit Agreement dated as of August 22, 2012 (as modified and supplemented and in effect from time to time, the “Credit Agreement”), providing, subject to the terms and conditions thereof, for extensions of credit (by means of loans and letters of credit) to be made by said lenders to the Borrower in an aggregate principal or face amount not exceeding $600,000,000.

The Borrower and the Lenders wish now to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1. Definitions. Except as otherwise defined in this Amendment No. 1, terms defined in the Credit Agreement are used herein as defined therein.

Section 2. Amendments. Subject to the satisfaction of the conditions precedent specified in Section 5 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01. References Generally. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02. Amended Language. The Credit Agreement is hereby amended to delete the bold, stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold, double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.

Section 3. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Administrative Agent that (a) the representations and warranties set forth in Article III of the Credit Agreement, and in each of the other Loan Documents, are true and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of or refers to a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in said Article III to “this Agreement” included reference to this Amendment No. 1, except that for purposes of this Section 3(a), the references to “December 31, 2011” in the representations and warranties contained in Sections 3.04(a) and (b) of the Credit Agreement shall be deemed to refer “December 31, 2012” and (b) no Default or Event of Default has occurred and is continuing.

Section 4. Confirmation of Security Documents. The Borrower, by its execution of this Amendment No. 1, for and on behalf of itself and each Obligor, (a) hereby consents to this Amendment No. 1, (b) confirms and ratifies that all of its obligations and the security interests granted by it under each of the Security Documents to which it is a party shall continue in full force and effect in favor of the Collateral Agent for the benefit of the Secured Parties (as defined therein) with respect to the Credit Agreement as amended hereby and (c) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby without impairing any such obligations or security interests in any respect.

Section 5. Conditions Precedent. The amendments to the Credit Agreement set forth in Section 2 and the adjustments to the Commitments set forth in Schedule I attached hereto shall become effective as of the date hereof (the “Amendment No. 1 Effective Date”) upon which each of the following conditions precedent shall be satisfied:

(a)    Execution. The Administrative Agent shall have received counterparts of this Amendment No. 1 executed by the Borrower, the Administrative Agent, the Required Lenders, each of the Lenders party to the Credit Agreement that will have a Commitment or outstanding Loans owing to it immediately after the Amendment No. 1 Effective Date and each Person that will become a Lender in connection with this Amendment No. 1.

(b)    Fees and Expenses. The Administrative Agent shall have received evidence of the payment by the Borrower of all fees payable to the Lenders on the Amendment No. 1 Effective Date that the Borrower has agreed to pay in connection with this Amendment No. 1. The Borrower shall have paid all reasonable and documented expenses (including the reasonable and documented legal fees of Milbank, Tweed, Hadley & McCloy LLP) for which invoices have been presented.

(c)    Corporate Matters. The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of the Borrower and the authorization of the transactions contemplated hereunder, all in form and substance reasonably satisfactory to the Administrative Agent.

(d)    Officer's Certificate. The Administrative Agent shall have received a certificate, dated the date hereof and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming the representations and warranties set forth in Section 3 of this Amendment No. 1.

Section 6. Miscellaneous. Except as herein provided, the Credit Agreement and the Guarantee and Security Agreement shall remain unchanged and in full force and effect. This Amendment No. 1 shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. This Amendment No. 1 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 1 by signing any such counterpart. This Amendment No. 1 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Credit Agreement to be duly executed and delivered as of the day and year first above written.

AMERICAN CAPITAL, LTD.

By: /s/ Samuel A. Flax
Name: Samuel A. Flax
Title: Executive Vice President, General Counsel and Secretary

ADMINISTRATIVE AGENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Collateral Agent

By: /s/ Ayesha Umer
Name: Ayesha Umer
Title: Vice President

LENDERS

Jamestown CLO II Ltd.,
as a Lender
By: 3i Debt Management US, LLC, as Manager

By: /s/ David Nadeau
Name:     David Nadeau
Title: Partner

Jamestown CLO I Ltd.,
as a Lender
By: 3i Debt Management US, LLC, as Manager

By: /s/ David Nadeau
Name:     David Nadeau
Title: Partner

Fraser Sullivan CLO VII Ltd.,
as a Lender
By: 3i Debt Management US, LLC, as Manager

By: /s/ David Nadeau
Name:     David Nadeau
Title: Partner

Fraser Sullivan CLO II Ltd.,
as a Lender
By: 3i Debt Management US, LLC, as Manager

By: /s/ David Nadeau
Name:     David Nadeau
Title: Partner

COA Caerus CLO Ltd.,
as a Lender
By: 3i Debt Management US, LLC, as Manager

By: /s/ David Nadeau
Name:     David Nadeau
Title: Partner

US Bank, N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only) (and not in its individual capacity), as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager
By: /s/ Margaret Harvey
Name:     Margaret Harvey
Title: Managing Director of Portfolio Administration

Octagon Paul Credit Fund Series I, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager
By: /s/ Margaret Harvey
Name:     Margaret Harvey
Title: Managing Director of Portfolio Administration

Octagon Investment Partners XII, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Margaret Harvey
Name:     Margaret Harvey
Title: Managing Director of Portfolio Administration

Octagon Investment Partners XI, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Margaret Harvey
Name:     Margaret Harvey
Title: Managing Director of Portfolio Administration

Octagon Investment Partners X, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC as Collateral Manager
By: /s/ Margaret Harvey
Name:     Margaret Harvey
Title: Managing Director of Portfolio Administration

Octagon Investment Partners IX, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC as Manager
By: /s/ Margaret Harvey
Name:     Margaret Harvey
Title: Managing Director of Portfolio Administration

Hamlet II, Ltd.,
as a Lender
By: Octagon Credit Investors, LLC as Portfolio Manager
By: /s/ Margaret Harvey
Name:     Margaret Harvey
Title: Managing Director of Portfolio Administration

The University of Chicago,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

SC Pro Loan II Limited,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

Health Net of California, Inc.,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

Goldentree Capital Solutions Offshore Fund Financing,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

GoldenTree Loan Opportunities VI, Ltd,
as a Lender
By: GoldenTree Asset Management, L.P.

By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

GoldenTree Loan Opportunities V, Ltd,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

GoldenTree Loan Opportunities IV, Ltd,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

GoldenTree Loan Opportunities III, Ltd,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

GoldenTree Capital Solutions Fund Financing,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

Swiss Capital Pro Loan III Plc,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

Swiss Capital Pro Loan V PLC,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

City of New York Group Trust,
as a Lender
By: GoldenTree Asset Management, L.P.
By: /s/ Karen Weber
Name:     Karen Weber
Title: Authorized Signatory

Hewett's Island CLO V, Ltd.,
as a Lender
By: CypressTree Investment Management, LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

ColumbusNova CLO Ltd. 2007-I,
as a Lender
By: ColumbusNova Credit Investments Management, LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

ColumbusNova CLO Ltd. 2006-II,
as a Lender
By: ColumbusNova Credit Investments Management, LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

ColumbusNova CLO Ltd. 2006-I,
as a Lender
By: ColumbusNova Credit Investments Management, LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2012-I, Ltd.,
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2007-IV, Ltd.,

as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

CIFC Funding 2006-IB, Ltd.,
as a Lender
By: CIFC Asset Management LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

Burr Ridge CLO Plus Ltd.,
as a Lender
By: Deerfield Capital Management LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

Bridgeport CLO Ltd.,
as a Lender
By: Deerfield Capital Management LLC, its Collateral Manager
By: /s/ Robert Ranocchia
Name:     Robert Ranocchia
Title: Authorized Signatory

Marathon CLO VI, Ltd.,
as a Lender

By: /s/ Jake Hyde
Name:     Jake Hyde
Title: Authorized Signatory

Marathon CLO IV, Ltd.,
as a Lender

By: /s/ Jake Hyde
Name:     Jake Hyde
Title: Authorized Signatory

BLT 39 LLC,
as a Lender

By: /s/ Robert Healey
Name:      Robert Healey
Title: Authorized Signatory

BLT 24 LLC,
as a Lender

By: /s/ Robert Healey
Name:      Robert Healey
Title: Authorized Signatory

Strategic Income Opportunities Bond Fund,
as a Lender
By:BlackRock Institutional Trust Company, N.A., not in its individual capacity but as Trustee of the Strategic Opportunities Bond Fund

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

Permanens Capital L.P.,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

JPMBI re Blackrock Bankloan Fund,
as a Lender
By:BlackRock Financial Management, Inc., as Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

Ironshore Inc.,
as a Lender
By:BlackRock Financial Management, Inc., its Investment Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Senior Income Series V Limited,
as a Lender
By:BlackRock Financial Management, Inc., its Collateral Manager

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Senior Income Series IV,
as a Lender
By:BlackRock Financial Management, Inc., its Collateral Manager

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Senior High Income Fund, Inc.,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Senior Income Series II,
as a Lender
By:BlackRock Financial Management, Inc., its Collateral Manager

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Senior Floating Rate Portfolio,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Secured Credit Portfolio of BlackRock Funds II,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Limited Duration Income Trust,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock High Yield Trust,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock High Income Shares,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Global Long/Short Credit Fund of BlackRock Funds,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Global Investment Series: Income Strategies Portfolio,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Funds II, BlackRock Strategic Income Opportunities Portfolio,
as a Lender
By:BlackRock Financial Management, Inc., its Registered Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio,
as a Lender
By:BlackRock Advisors, LLC, its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Floating Rate Income Trust,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Funds II, BlackRock Floating Rate Income Portfolio,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Floating Rate Income Strategies Fund, Inc.,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Defined Opportunity Credit Trust,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Debt Strategies Fund, Inc.,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Corporate High Yield Fund, Inc.,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Corporate High Yield Fund VI, Inc.,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Corporate High Yield Fund V, Inc.,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BlackRock Corporate High Yield Fund III, Inc.,
as a Lender
By:BlackRock Financial Management, Inc., its Sub-Advisor

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

BMI CLO I,
as a Lender
By:BlackRock Financial Management, Inc., its Investment Manager

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

Allied World Assurance Company, Ltd,
as a Lender
By:BlackRock Financial Management, Inc., its Investment Manager

By: /s/ Dale Fieffe

Name:     Dale Fieffe
Title: Authorized Signatory

Aetna Health Management, LLC,
as a Lender
By:BlackRock Investment Management, LLC, its Investment Manager

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

Aetna Life Insurance Company,
as a Lender
By:BlackRock Investment Management, LLC, its Investment Manager

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

Aetna Health Inc.,
as a Lender
By:BlackRock Investment Management, LLC, its Investment Manager

By: /s/ Dale Fieffe
Name:     Dale Fieffe
Title: Authorized Signatory

Venture XI CLO, Limited,
as a Lender
By: its investment advisor, MJX Asset Management, LLC

By: /s/ Martin E. Davey
Name:     Martin E. Davey
Title: Senior Portfolio Manager

Guggenheim U.S. Bank Loan Fund III,
as a Lender
By: Guggenheim U.S. Loan Fund III, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By: /s/ Sabrina Holub
Name:     Sabrina Holub
Title: Client Service Manager

Guggenheim U.S. Loan Fund,
as a Lender
By: Guggenheim U.S. Loan Fund, a sub fund of Guggenheim Qualifying Investor Fund plc
By: For and on behalf of BNY Mellon Trust Company (Ireland) Limited under Power of Attorney

By: /s/ Sabrina Holub
Name:     Sabrina Holub
Title: Client Service Manager

Security Income Fund - Macro Opportunities Series,
as a Lender
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

Security Income Fund - Floating Rate Strategies Series,
as a Lender
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

SEI Institutional Managed Trust - Multi Asset Income Fund,
as a Lender
By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

Retirement System of the Tennessee Valley Authority,
as a Lender
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

Reliance Standard Life Insurance Company,
as a Lender

By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

Mercer Field CLO LP,
as a Lender
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

Intel Corporation Profit Sharing Retirement Plan,
as a Lender
By: Guggenheim Partners Investment Management, LLC

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

INP LLC,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

IN-KUE LLC,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO,
as a Lender
By: Guggenheim High-Yield Plus Master Fund SPC, on behalf of and for the account of the HIGH-YIELD LOAN PLUS MASTER SEGREGATED PORTFOLIO

By: Guggenheim Partners Investment Management, LLC as Manager

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

BlackRock Short Duration High Income Fund,
as a Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By: /s/ Kaitlin Trinh
Name:     Kaitlin Trinh
Title: Managing Director

BLT I LLC,
as a Lender

By: /s/ Robert Healey
Name:     Robert Healey
Title: Authorized Signatory

Wells Capital Mgmt 23960800,
as a Lender

By: /s/ Jennifer Amendolare
Name:     Jennifer Amendolare
Title: Trading Operations Specialist II

Wells Capital Mgmt 23928601,
as a Lender

By: /s/ Jennifer Amendolare
Name:     Jennifer Amendolare
Title: Trading Operations Specialist II

Wells Capital Mgmt 18866500,
as a Lender

By: /s/ Jennifer Amendolare
Name:     Jennifer Amendolare
Title: Trading Operations Specialist II

Wells Capital Mgmt 18325402,
as a Lender

By: /s/ Jennifer Amendolare
Name:     Jennifer Amendolare
Title: Trading Operations Specialist II

Wells Capital Mgmt 13923601,
as a Lender

By: /s/ Jennifer Amendolare
Name:     Jennifer Amendolare
Title: Trading Operations Specialist II

WFA Multi-Sector Income Fund - 2LK1,
as a Lender

By: /s/ Jennifer Amendolare
Name:     Jennifer Amendolare
Title: Trading Operations Specialist II

Shinnecock CLO 2006-1, Ltd.,
as a Lender

By: /s/ Francis Ruchalski
Name:     Francis Ruchalski
Title: CFO

Ridgeworth Funds - Total Return Bond Fund,
as a Lender
By: Seix Investment Advisors LLC, as Subadvisor

By: /s/ George Goudelias
Name:     George Goudelias
Title: Managing Director

Ridgeworth Funds - Seix Floating Rate High Income Fund,
as a Lender
By: Seix Investment Advisors LLC, as Subadvisor

By: /s/ George Goudelias
Name:     George Goudelias
Title: Managing Director

CNI Charter Funds - Fixed Income Opportunities Fund,
as a Lender
By: Seix Investment Advisors LLC, as Subadvisor

By: /s/ George Goudelias
Name:     George Goudelias

Title: Managing Director

Blue Cross of Idaho Health Service, Inc.,
as a Lender
By: Seix Investment Advisors LLC, as Investment Manager

By: /s/ George Goudelias
Name:     George Goudelias
Title: Managing Director

Baptist Health South Florida, Inc.,
as a Lender
By: Seix Investment Advisors LLC, as Advisor

By: /s/ George Goudelias
Name:     George Goudelias
Title: Managing Director

Black Diamond CLO 2006-1 (Cayman) LTD.,
as a Lender
By: Black Diamond CLO 2006-1 Adviser, L.L.C., as its Collateral Manager

By: /s/ Stephen H. Deckoff
Name:     Stephen H. Deckoff
Title: Managing Principal

Stone Tower CLO V Ltd.,
as a Lender
By: Apollo Debt Advisors LLC, as its Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

Stone Tower CLO VII Ltd.,
as a Lender
By: Apollo Debt Advisors LLC, as its Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

Stone Tower CLO VI Ltd.,
as a Lender
By: Apollo Debt Advisors LLC, as its Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

Rampart CLO 2007 Ltd.,
as a Lender
By: Apollo Debt Advisors LLC, as its Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

Rampart CLO 2006-1 Ltd.,
as a Lender
By: Apollo Debt Advisors LLC, as its Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

Neptune Finance CCS, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

Gulf Stream - Sextant CLO 2007-1, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

Gulf Stream - Sextant CLO 2006-1, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

Gulf Stream - Rashinban CLO 2006-I, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

Gulf Stream - Compass CLO 2007, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

Gulf Stream - Compass CLO 2005-I, Ltd.,
as a Lender
By: Gulf Stream Asset Management LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

Falcon Senior Loan Fund Ltd.,
as a Lender
By: Apollo Fund Management LLC, as its Investment Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

CORNERSTONE CLO LTD.,
as a Lender
By: Apollo Debt Advisors LLC, as its Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

Apollo Senior Floating Rate Fund Inc.,
as a Lender
By: Account 631203

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: President

APOLLO CREDIT FUNDING I LTD.,
as a Lender

By: Apollo Fund Management LLC, as its Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

ALM VII, Ltd.,
as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

ALM VI, Ltd.,
as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

ALM V, Ltd.,
as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

ALM Loan Funding 2010-3, Ltd.,
as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Vice President

ALM IV, Ltd.,
as a Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By: /s/ Joe Moroney

Name:     Joe Moroney
Title: Vice President

IBM Personal Pension Plan Trust,
as a Lender
By: Apollo Fund Management LLC, its Investment Manager

By: /s/ Joe Moroney
Name:     Joe Moroney
Title: Authorized Signatory

Senior Debt Portfolio,
as a Lender
By: Boston Management and Research as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Pacific Select Fund Floating Rate Loan Portfolio,
as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Pacific Life Funds - PL Floating Rate Loan Fund,
as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

MET Investors Series Trust - Met/Eaton Vance Floating Rate Portfolio,
as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Grayson & Co,
as a Lender
By: Boston Management and Research as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance VT Floating-Rate Income Fund,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance Short Duration Diversified Income Fund,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance Senior Income Trust,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance Senior Floating-Rate Trust,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance Limited Duration Income Fund,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio,

as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance Institutional Senior Loan Fund,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance Floating-Rate Income Trust,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance CDO X PLC,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance CDO VIII, Ltd.,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance CDO VII PLC,
as a Lender
By: Eaton Vance Management as Interim Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Eaton Vance CDO IX Ltd.,
as a Lender
By: Eaton Vance Management as Investment Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

Columbia Funds Variable Series Trust II - Variable Portfolio - Eaton Vance Floating-Rate Income Fund,
as a Lender
By: Eaton Vance Management as Investment Sub-Advisor

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

AGF Floating Rate Income Fund,
as a Lender
By: Eaton Vance Management as Portfolio Manager

By: /s/ Michael Botthof
Name:     Michael Botthof
Title: Vice President

LILLEHAMMER FUNDING,
as a Lender

By: /s/     Arlene Arellano
Name:     Arlene Arellano
Title: Authorized Signatory

Symphony Senior Loan Fund, L.P.,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Symphony CLO X, Ltd,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Symphony CLO VII, Ltd,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Symphony CLO III, Ltd.,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Symphony CLO II, Ltd.,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Symphony CLO I, Ltd.,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

SSF Trust,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Principal Funds Inc. - Diversified Real Asset Fund,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim

Title: Co-Head of Credit Research

Nuveen Symphony Floating Rate Income Fund,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Nuveen Symphony Credit Opportunities Fund,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Nuveen Short Duration Credit Opportunities Fund,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Nuveen Senior Income Fund,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Nuveen Floating Rate Income Opportunity Fund,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

Nuveen Floating Rate Income Fund,
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim

Name:     James Kim
Title: Co-Head of Credit Research

Municipal Employees' Annuity and Benefit Fund of Chicago (Symphony),
as a Lender
By: Symphony Asset Management LLC

By: /s/ James Kim
Name:     James Kim
Title: Co-Head of Credit Research

MADISON PARK FUNDING V, LTD.,
as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING IV, LTD.,
as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING III, LTD.,
as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

MADISON PARK FUNDING II, LTD.,
as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

CREDIT SUISSE DOLLAR SENIOR LOAN FUND, LTD.,
as a Lender

By: Credit Suisse Asset Management, LLC, as investment manager

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

CALIFORNIA STATE TEACHERS' RETIREMENT SYSTEM,
as a Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

AUSTRALIANSUPER,
as a Lender
By: Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

ATRIUM VIII,
as a Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

ATRIUM V,
as a Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By: /s/ Thomas Flannery
Name:     Thomas Flannery
Title: Managing Director

AMMC VII, LIMITED,
as a Lender
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer

Name:     David P. Meyer
Title: Senior Vice President

AMMC CLO IV, LIMITED,
as a Lender
By: American Money Management Corp., as Collateral Manager

By: /s/ David P. Meyer
Name:     David P. Meyer
Title: Senior Vice President

Neuberger Berman Strategic Income Fund,
as a Lender

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

Neuberger Berman Senior Floating Rate Income Fund LLC,
as a Lender

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

Neuberger Berman Investment Funds II Plc,
as a Lender

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

Neuberger Berman CLO XV, Ltd.,
as a Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

Neuberger Berman CLO XIV, Ltd.,
as a Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

Neuberger Berman CLO XIII, Ltd.,
as a Lender

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

Neuberger Berman CLO XII, Ltd.,
as a Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

Neuberger Berman - Floating Rate Income Fund,
as a Lender

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

NB Global Floating Rate Income Fund Limited,
as a Lender

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

Maryland State Retirement and Pension System,
as a Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

LightPoint CLO VII, Ltd.,
as a Lender
By: Neuberger Berman Fixed Income LLC as collateral manager

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

JNL/Neuberger Berman Strategic Income Fund,
as a Lender

By: /s/ Colin Donlan
Name:     Colin Donlan
Title: Authorized Signatory

EMPORIA PREFERRED FUNDING III, LTD.,
as a Lender
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By: /s/ Kevin R. Braddish
Name:     Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND III, LTD.,
as a Lender
By: Ivy Hill Asset Management, L.P., as Asset Manager

By: /s/ Kevin R. Braddish
Name:     Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND IV, LTD.,
as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By: /s/ Kevin R. Braddish
Name:     Kevin R. Braddish
Title: Duly Authorized Signatory

IVY HILL MIDDLE MARKET CREDIT FUND V, LTD.,
as a Lender
By: Ivy Hill Asset Management, L.P., as Portfolio Manager

By: /s/ Kevin R. Braddish
Name:     Kevin R. Braddish
Title: Duly Authorized Signatory

KNIGHTSBRIDGE CLO 2007-1 LIMITED,
as a Lender
By: Ivy Hill Asset Management, L.P., as Collateral Manager

By: /s/ Kevin R. Braddish
Name:     Kevin R. Braddish
Title: Duly Authorized Signatory

DUANE STREET CLO III, LTD.,
as a Lender

By: Napier Park Global Capital, LLC, as Collateral Manager

By: /s/ Melanie Hanlon
Name:     Melanie Hanlon
Title: Director

DUANE STREET CLO IV, LTD.,
as a Lender

By: Napier Park Global Capital, LLC, as Collateral Manager

By: /s/ Melanie Hanlon
Name:     Melanie Hanlon
Title: Director

REGATTA FUNDING LTD.,
as a Lender

By: Napier Park Global Capital, LLC, attorney-in-fact

By: /s/ Melanie Hanlon
Name:     Melanie Hanlon
Title: Director

JMP Credit Advisors CLO I LTD,
as a Lender
By: Cratos CDO Management, LLC, as Attorney-in-Fact
By: JMP Credit Advisors LLC, its Manager

By: /s/ Ronald J. Banks
Name:     Ronald J. Banks
Title: Managing Director

DWS Floating Rate Fund,
as a Lender
By: Deutsche Investment Management Americas, Inc., Investment Advisor

By: /s/ Eric S. Meyer
Name:     Eric S. Meyer
Title: Managing Director

By: /s/ Joseph Tavolieri
Name:     Joseph Tavolieri
Title: Vice President

Pyramis Floating Rate High Income Commingled Pool,

as a Lender
By: Pyramis Global Advisors Trust Company as Trustee

By: /s/ Richard Synrad
Name:     Richard Synrad
Title: Director

Fidelity Floating Rate High Income Investment Trust, for Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate HIgh Income Investment Trust,
as a Lender

By: /s/ Joe Zambello
Name:     Joe Zambello
Title: Authorized Signatory

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund,
as a Lender

By: /s/ Joseph Zambello
Name:     Joseph Zambello
Title: Deputy Treasurer

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund,
as a Lender

By: /s/ Joseph Zambello
Name:     Joseph Zambello
Title: Deputy Treasurer

Ballyrock CLO 2006-1 Limited,
as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By: /s/ Lisa Rymut
Name:     Lisa Rymut
Title: Assistant Treasurer

Ballyrock CLO 2006-2 Limited,
as a Lender
By: Ballyrock Investment Advisors LLC, as Collateral Manager

By: /s/ Lisa Rymut
Name:     Lisa Rymut
Title: Assistant Treasurer

,
as a Lender

By: /s/ Victor Russo
Name:     Victor Russo
Title: Managing Member

Harch CLO II, Limited,
as a Lender

By: /s/ Joshua Pontoriero
Name:     Joshua Pontoriero
Title: Authorized Signatory

HBK MASTER FUND L.P.,
as a Lender
By: HBK Services LLC, Investment Advisor

By: /s/ Jamiel A. Akhlar
Name:     Jamiel A. Akhlar
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.,
as a Lender

By: /s/ Peter Schoepe
Name:     Peter Schoepe
Title: Authorized Signatory

OCP CLO 2013-4, Ltd.,
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Steven Gutman
Name:     Steven Gutman
Title: General Counsel

OCP CLO 2013-3, Ltd.,
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Steven Gutman
Name:     Steven Gutman
Title: General Counsel

OCP CLO 2012-2, Ltd.,

as a Lender
By: Onex Credit Partners, LLC, as Collateral Manager

By: /s/ Steven Gutman
Name:     Steven Gutman
Title: General Counsel

OCP CLO 2012-1, Ltd.,
as a Lender
By: Onex Credit Partners, LLC, as Portfolio Manager

By: /s/ Steven Gutman
Name:     Steven Gutman
Title: General Counsel

Onex Senior Floating Income Fund, L.P.,
as a Lender
By: Onex Credit Partners, LLC, as investment manager

By: /s/ Steven Gutman
Name:     Steven Gutman
Title: General Counsel

OCP Partners, LP,
as a Lender
By: Onex Credit Partners, LLC, its investment manager

By: /s/ Steven Gutman
Name:     Steven Gutman
Title: General Counsel

OZLM FUNDING LTD.,
as a Lender
By: Och-Ziff Loan Management LP, its Portfolio Manager
By: Och-Ziff Loan Management LLC, its General Partner

By: /s/ Joel Frank
Name:     Joel Frank
Title: Chief Financial Officer

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Short Duration High Yield Fund, as a Lender

By: /s/ Jeremy Sagi
Name:     Jeremy Sagi
Title: Lead Portfolio Manager

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Limited Term High Yield Master Fund, L.P., as a Lender

By: /s/ Jeremy Sagi
Name:     Jeremy Sagi
Title: Lead Portfolio Manager

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund, as a Lender

By: /s/ Jeremy Sagi
Name:     Jeremy Sagi
Title: Lead Portfolio Manager

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Post Intermediate Term High Yield Fund, L.P., as a Lender

By: /s/ Jeremy Sagi
Name:     Jeremy Sagi
Title: Lead Portfolio Manager

Post Advisory Group, LLC, not in its individual capacity but solely as authorized agent for and on behalf of: Fargo Investments, L.P., as a Lender

By: /s/ Jeremy Sagi
Name:     Jeremy Sagi
Title: Lead Portfolio Manager

DNSMORE LLC
GENDOS LLC
GENUNO
GENTRACE
NPI LLC
Silver Rock Financial LLC,
as a Lender

By: /s/ Ralph Finerman
Name:     Ralph Finerman
Title: Manager

Sargas CLO I Ltd.
By: Sargas Asset Management, LLC, its Portfolio Manager, as a Lender

By: /s/ Glenn P. Cummins
Name:     Glenn P. Cummins
Title: Treasurer

Fortress Credit BSL Limited
By: FC BSL CM LLC, its collateral manager, as a Lender

By: /s/ Glenn P. Cummins
Name:     Glenn P. Cummins
Title: Treasurer

Fortress Credit Opportunities I LP
By: Fortress Credit Opportunities I GP LLC, its General Partner, as a Lender

By: /s/ Glenn P. Cummins
Name:     Glenn P. Cummins
Title: Treasurer

Fortress Credit Investments I LTD,
as a Lender

By: /s/ Glenn P. Cummins
Name:     Glenn P. Cummins
Title: Director

Fortress Credit Investments II LTD,
as a Lender

By: /s/ Glenn P. Cummins
Name:     Glenn P. Cummins
Title: Director

SCHEDULE I
Schedule of Commitments

[On file with the Administrative Agent]

EXHIBIT A TO AMENDMENT NO. 1

SENIOR SECURED TERM LOAN CREDIT AGREEMENT

dated as of

August 22, 2012
(and amended as of August 23, 2013)

between

AMERICAN CAPITAL, LTD.

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

J.P. MORGAN SECURITIES LLC
BMO CAPITAL MARKETS CORP.
UBS SECURITIES LLC
as Syndication Agents

$~~600,000,000~~450,000,000
__________________

J.P. MORGAN SECURITIES LLC
BMO CAPITAL MARKETS CORP.
UBS SECURITIES LLC
as Joint Bookrunners and Joint Lead Arrangers

CITIBANK, N.A.
CREDIT SUISSE SECURITIES (USA) LLC
GOLDMAN SACHS BANK USA
as Managing Agents

SENIOR SECURED TERM LOAN CREDIT AGREEMENT dated as of August 22, 2012, as amended from time to time (this “Agreement”), between AMERICAN CAPITAL, LTD. (the “Borrower”), the LENDERS party hereto, and JPMORGAN CHASE BANK, N.A. as Administrative Agent.

The Borrower has requested that the Lenders make the loans described herein under this Agreement in Dollars (as defined below), the proceeds of which will be used in accordance with Section 5.09. The Lenders are prepared to make such loans upon the terms and conditions hereof, and, accordingly, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.01. Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Accumulated Borrower Excess Cash Flow” means, with respect to any period, (a) Cash income of Borrower and its Subsidiaries provided by operating activities during such period less (b) the sum of (i) Cash income during such period from assets of Financing Subsidiaries required to be used to repay Indebtedness of such Financing Subsidiaries; (ii) Cash payments made during such period on account of Hedging Agreements; (iii) Cash advances made by the Borrower to American Capital, LLC during such period to support working capital needs to the extent reasonably necessary in Borrower’s business judgment; (iv) Cash investments made during such period by the Borrower in Portfolio Investments to protect value in such investments to the extent reasonably necessary in Borrower’s business judgment; and (v) Cash expenses incurred during such period in connection with capital expenditures.
“ACLLC Excess Cash Flow” means Cash of American Capital, LLC provided by operating activities of American Capital, LLC derived from base management fees, subordinated management fees and other recurring income in the ordinary course of business, less expenses incurred in connection with such operating activities. For the avoidance of doubt, such Cash from operating activities shall not include carried interest or performance fees or income from CLOs other than management fee income.
“Additional Debt Amount” means $50,000,000.

“Adjusted EBITDA of American Capital, LLC” means for any period, net income of American Capital, LLC plus the sum, without duplication, of (a) interest expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense and (e) non-recurring non-cash charges (including the cumulative effect of accounting changes), in each case determined in accordance with GAAP for such period, subject to the following sentences of this definition. The earnings component of such EBITDA shall be based solely on base management fees, subordinated management fees and any other recurring income in the ordinary course of business (in each case, with appropriate adjustments for minority interests and expenses associated with income other than base management fees and carried interests). For the avoidance of doubt, such earnings component shall not include carried interest or performance fees, or income from CLOs other than management fee income. Adjusted EBITDA of American Capital, LLC shall also be calculated before all expenses (including, without limitation, personnel, travel, printing, legal, filing and accounting fees and expenses) incurred in connection with the organization, funding and/or start-up of any subsidiary manager of American Capital, LLC prior to such manager’s entering into a management fee agreement with a new fund.

“Adjusted LIBO Rate” means, for the Interest Period for any Eurocurrency Borrowing, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate for such Interest Period; provided that, at no time shall the Adjusted LIBO Rate be less than ~~1.25~~1.00%.

“Administrative Agent” means JPMCB, in its capacity as administrative agent for the Lenders hereunder.

“Administrative Agent’s Account” means an account designated by the Administrative Agent in a notice to the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance Rate” has the meaning assigned to such term in Section 5.13.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. Anything herein to the contrary notwithstanding, the term “Affiliate” shall not include any Person that constitutes an Investment held by the Borrower, its Subsidiaries or American Capital, LLC in the ordinary course of business.

“Agreed Portion of Adjusted EBITDA of American Capital, LLC” means the portion of Adjusted EBITDA of American Capital, LLC to be included in the Borrowing Base based on the amount of Adjusted EBITDA of American Capital, LLC that is the same proportion of Adjusted EBITDA of American Capital, LLC that the Borrower’s direct and indirect ownership interest in American Capital, LLC represents of the aggregate ownership interests in American Capital, LLC (the “proportionate share of Adjusted EBITDA of American Capital, LLC”), as modified in accordance with the following formula:
TL/(RC + TL) x (~~2~~3x EBITDA)
(where: TL = Outstanding Amount of Term Loan Related Obligations;
RC = Outstanding Amount of Revolver Related Obligations; and
EBITDA = proportionate share of Adjusted EBITDA of American Capital, LLC).

“Agreed Portion of Future Unsecured Hedging Agreements” means the portion of Future Unsecured Hedging Agreements that is included in the Covered Debt Amount, as determined in accordance with the following formula:
TL/(RC + TL) x (FUHA )
(where: TL = Outstanding Amount of Term Loan Related Obligations;
RC = Outstanding Amount of Revolver Related Obligations;
and
FUHA = Outstanding Amount of all obligations of the Company to any counterparty under any Future Unsecured Hedging Agreement).

“Agreed Portion of Shared Cash” means the portion of Cash and Cash Equivalents comprising Shared Collateral (“Shared Cash”) that is included in the Borrowing Base, as determined in accordance with the following formula:
TL/(RC + TL) x (Shared Cash)
(where: TL = Outstanding Amount of Term Loan Related Obligations; and
RC = Outstanding Amount of Revolver Related Obligations).

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate for such day plus 1/2 of 1% and (c) the rate per annum equal to 1% plus the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, on such day (or if such day is not a Business Day, the immediately preceding Business Day), for Dollar deposits with a term of one month. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the rate appearing on Reuters Screen LIBOR01 Page (or successor or substitute therefor) as set forth above shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or such rate appearing on Reuters Screen LIBOR01 Page (or successor or substitute therefor), respectively.

“American Capital, LLC” means American Capital, LLC, a Delaware limited liability company.

“Applicable Margin” means, for any day, with respect to any ABR Loan, ~~3.25~~2.00%, and in the case of any Eurocurrency Loan, ~~4.25~~3.00%.

“Applicable Percentage” means, with respect to any Lender, the percentage of the total Loans of all Lenders represented by such Lender’s Loans.

“Approved Dealer” means (a) in the case of any Portfolio Investment that is not a U.S. Government and Agency Security, a bank or a broker-dealer registered under the Securities Exchange Act of 1934, as amended, of nationally recognized standing or an Affiliate thereof, (b) in the case of a U.S. Government Security, any primary dealer in U.S. Government Securities, and (c) in the case of any foreign Portfolio Investment, any foreign broker-dealer of internationally recognized standing or an Affiliate thereof, and in the case of each of clauses (a), (b) and (c) above, any other bank or broker-dealer acceptable to the Administrative Agent in its commercially reasonable determination.

“Approved Fund” means, with respect to any Lender that is a fund that invests in loans,

any other fund that invests in loans that is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

“ASC Topic No. 805” means Accounting Standards Codification Topic No. 805 Business Combinations (or successor standard).

“ASC Topic No. 825” means Accounting Standards Codification Topic No. 825 Financial Institutions (or successor standard).

“Assignment and Assumption” means an Assignment and Assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section 9.04), and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.

“Basel III” means the agreements on capital requirements, leverage ratio and liquidity standards contained in “Basel III: A global regulatory framework for more resilient banks and banking systems”, “Basel III: International framework for liquidity risk measurement, standards and monitoring” and "Guidance for national authorities operating the countercyclical capital buffer” published by the Basel Committee on Banking Supervision on 16 December 2010, each as amended, supplemented or restated.

“Board” means the Board of Governors of the Federal Reserve System of the United States of America.

“Borrower” means American Capital, Ltd., a Delaware corporation.

“Borrowing” means (a) all ABR Loans converted or continued on the same date, and/or (b) all Eurocurrency Loans that have the same Interest Periods.

“Borrowing Base” has the meaning assigned to such term in Section 5.13.

“Borrowing Base Certificate” means a certificate of a Financial Officer of the Borrower, substantially in the form of Exhibit D and appropriately completed.
“Borrowing Base Coverage” means the ratio of the Borrowing Base to the aggregate Covered Debt Amount.

“Borrowing Base Deficiency” means, at any date on which the same is determined, the amount, if any, that (a) the aggregate Covered Debt Amount as of such date exceeds (b) the Borrowing Base as of such date.

“Borrowing Request” means the request on the Effective Date by the Borrower for the initial Borrowings in accordance with Section 2.03 substantially in the form of Exhibit E.

“Business Day” means any day (a) that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed, and (b) if such day relates to a borrowing of, a payment or prepayment of principal of or interest on, a continuation or conversion of or into, or the Interest Period for, a Eurocurrency Borrowing, or to a notice by the Borrower with respect to any such borrowing, payment, prepayment, continuation, conversion, or Interest Period, that is also a day on which dealings in deposits denominated in Dollars are carried out in the London interbank market.

“Business Loan Trusts” means, collectively, the four ACAS Business Loan Trust asset securitizations in existence as of the Effective Date (designated ACAS Business Loan Trust 2005-1, ACAS Business Loan Trust 2006-1, ACAS Business Loan Trust 2007-1 and ACAS Business Loan Trust 2007-2), each of which is a Delaware statutory trust.

“Capital Lease Obligations” of any Person means the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

“Cash” means any immediately available funds in Dollars or in any currency other than Dollars which is a freely convertible currency.

“Cash Equivalents” means investments (other than Cash) that are one or more of the following obligations:

(a)    U.S. Government and Agency Securities, in each case maturing within one year from the date of acquisition thereof;
(b)    fully-collateralized repurchase agreements with a term of not more than 30 days from the date of acquisition thereof for U.S. Government and Agency Securities and entered into with (i) a financial institution satisfying the criteria described in clause (a) of the definition of Specified Money Market Securities, or (ii) an Approved Dealer having (or being a member of a consolidated group having) at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s;
(c)    money market mutual funds that have, at all times, credit ratings of “Aaa” and “MR1+” by Moody’s and “AAAm” or “AAAm-G” by S&P, respectively; and
(d)    demand and short-term time deposits with any domestic office of a commercial bank organized under the laws of the United States of America or any State thereof or accounts the assets of which consist of such deposits, in the case of each such deposit being fully-insured by the FDIC;
provided, that (i) in no event shall Cash Equivalents include any obligation that provides for the payment of interest alone (for example, interest-only securities or “IOs”); (ii) if any of Moody’s or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody’s or S&P, as the case may be; and (iii) in no event shall Cash Equivalents include any obligation that is not denominated in Dollars.
“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Effective Date), of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of the Borrower; (b) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (i) nominated by the requisite members of the board of directors of the Borrower nor (ii) appointed by a majority of the directors so nominated; or (c) the acquisition of direct or indirect Control of American Capital, LLC by any Person or group other than any Loan Party that is organized under the laws of a jurisdiction located in the United States of America.

“Change in Law” means (a) the adoption of any law, rule or regulation after the Effective Date, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines, requirements or directives thereunder or issued in connection therewith or in implementation thereof and (ii) all requests, rules, guidelines, requirements or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”.

“CLO” means a special purpose vehicle that issues obligations secured directly by, referenced to, or representing ownership of, a pool of loans or other financial assets customarily referred to as collateralized loan obligation securities, which obligations are non-recourse to any Loan Party.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means Term Loan First Priority Collateral, Term Loan Second Priority Collateral, and Shared Collateral.

“Collateral Agent” means JPMCB, in its capacity as Collateral Agent under the Guarantee and Security Agreement, and includes any successor Collateral Agent thereunder.

“Collateral Agency Agreement” means that certain Collateral Agency and Intercreditor Agreement, dated as of August 22, 2012 between the Borrower, the Administrative Agent, and JPMCB, as Collateral Agent and as administrative agent under the Revolving Credit Agreement.

“Commitment” means, with respect to each Lender, its obligation to make the Loans to the Borrower pursuant to Section 2.01, in an aggregate principal amount equal to the amount set forth opposite such Lender’s name on Schedule I.

“Consolidated Managed Fund” means any CLO, fund, total return swap facility or other vehicle managed (directly or indirectly) by the Borrower or American Capital, LLC or any Subsidiary of the foregoing, the obligations of which are non-recourse to any Loan Party, American Capital, LLC or any Subsidiary of any of them (other than the Consolidated Managed Fund itself) but are required in accordance with GAAP to be consolidated by the respective managers of or holders of equity interests in such vehicles).

“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Controlled Foreign Corporation” means any Subsidiary or Portfolio Investment (in each case, other than CLOs) which is (i) a “controlled foreign corporation” (within the meaning of Section 957 of the Code), (ii) a subsidiary substantially all the assets of which consist of equity in Subsidiaries described in clause (i) of this definition, or (iii) an entity treated as disregarded for U.S. federal income tax purposes that owns more than 65% of the voting stock of a Subsidiary described in clause (i) or (ii) of this definition.

“Convertible Debt” shall mean unsecured Indebtedness that is convertible into Equity Interests of the Borrower; provided that, if such conversion feature is able to be settled in Cash, the Borrower shall also have the option to settle such conversion using its Equity Interests.

“Covered Debt Amount” means, on any date, (a) the outstanding Loans of all Lenders on such date plus (b) the Outstanding Amount of all Covered Hedging Agreements less (c) the Outstanding Amount of any obligations in respect of letters of credit to the extent such obligations are secured by restricted cash on the Borrower’s balance sheet. For the avoidance of doubt, for purposes of calculating the Covered Debt Amount, any convertible securities will be included at the then-outstanding principal balance thereof.

“Covered Hedging Agreements” means (i) secured Hedging Agreements existing on the Effective Date and described on Part A of Schedule VII; (ii) Future Secured Hedging Agreements; and (iii) the Agreed Portion of Future Unsecured Hedging Agreements.

“Custodian Agreement” means each of the Custodian Agreement dated as of June 28, 2010 between the Borrower and Wells Fargo Bank, National Association, and the Amended and Restated Custodian Agreement dated as of December 18, 2007 between the Borrower and PNC Bank, N.A.

“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

“Defaulting Lender” means any Lender that has (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.

“Disqualified Person” has the meaning assigned to such term in Section 9.04(b)(i)(A).

“Dollars” or “$” refers to lawful money of the United States of America.

“Domestic Subsidiary” means any Subsidiary other than a Controlled Foreign Corporation.

“Effective Date” means the date on which the conditions specified in Section 4.01 are satisfied (or waived in accordance with Section 9.02).

“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code, or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code. For purposes of this definition, American Capital, LLC and each of its Subsidiaries shall at all times be treated as an ERISA Affiliate of the Borrower.

“ERISA Event” means (a) any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than an event for which the 30‑day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Sections 412 and 430 of the Code or Sections 302 and 303 of ERISA) applicable to such Plan; (c) the filing pursuant to Section 412(c) of the Code or Section 303(c) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan; (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any notice relating to an intention to terminate any Plan under Section 4041 of ERISA or to appoint a trustee to administer any Plan under Section 4042 of ERISA; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to a withdrawal from a Plan subject to Section 4063 of ERISA during a plan year in which it was a “substantial employer” (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or a complete withdrawal or partial withdrawal (within the meanings of Sections 4203 and 4205 of ERISA) from any Multiemployer Plan; or (g) the receipt by the Borrower or any ERISA Affiliate of any notice from any Multiemployer Plan concerning the imposition of Withdrawal Liability on the Borrower or any ERISA Affiliate or a determination that a Multiemployer Plan is insolvent (within the meaning of Section 4245 of ERISA) or in reorganization (within the meaning of Section 4241 of ERISA).

“Eurocurrency”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans constituting such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.

“European Capital Limited” means European Capital Limited, a Guernsey limited company.

“Event of Default” has the meaning assigned to such term in Article VII.

“Excluded Subsidiary” means each (i) Financing Subsidiary and their respective Subsidiaries; (ii) Foreign Subsidiary; (iii) Consolidated Managed Fund; and (iv) other Subsidiary as long as such Subsidiary does not have, together with its subsidiaries, consolidated revenues in excess of $1,000,000 for any period of four consecutive fiscal quarters or consolidated assets or consolidated Indebtedness exceeding $1,000,000 as of the most recently ended fiscal quarter (or $5,000,000 in the aggregate for all such Subsidiaries (together with their subsidiaries) so excluded).

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Taxes imposed on or measured by net income (however denominated), gross income, franchise Taxes, and branch profits Taxes, in each case, (i) imposed by the United States of America; (ii) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (iii) that are Other Connection Taxes; (b) in the case of a Lender, United States withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 2.17(b)) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.14(a), amounts with respect to such Taxes were payable either to such Lender's assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office; (c) Taxes attributable to such Recipient’s failure to comply with Section 2.14(e), (f), (g) or (h); (d) any U.S. federal withholding Taxes imposed under FATCA; and (e) any backup withholding Taxes.

“Facility” means the term loan credit facility extended by the Lenders pursuant to this Agreement.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with) and any current or future regulations or official interpretations thereof.

“Federal Funds Effective Rate” means, for any day, the weighted average (rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

“Financial Officer” means the president, chief financial officer, principal accounting officer, chief accounting officer, senior vice president of finance or accounting, vice president, treasury, treasurer, assistant treasurer, controller or assistant controller of the Borrower.

“Financing Subsidiary” means each Business Loan Trust and each direct or indirect Subsidiary of the Borrower designated by the Borrower as a “Financing Subsidiary” which meets the following criteria:

(a)     to which any Loan Party sells, conveys or otherwise transfers, or which manages, (whether directly or indirectly) Portfolio Investments, which engages in no material activities other than in connection with the purchase or financing of such assets;

    (b) no portion of the Indebtedness or any other obligations (contingent or otherwise) of such Subsidiary (A) is Guaranteed by any Loan Party (other than Guarantees in respect of Standard Securitization Undertakings), (B) is recourse to or obligates any Loan Party in any way other than pursuant to Standard Securitization Undertakings or (C) subjects any property of any Loan Party (other than property that has been contributed or sold, purported to be sold or otherwise transferred to such Subsidiary), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings or any Guarantee thereof;

(c) with which no Loan Party has any material contract, agreement, arrangement or understanding other than on terms no less favorable to such Loan Party than those that might be obtained at the time from Persons that are not Affiliates of any Loan Party, other than fees payable to a Loan Party in the ordinary course of business in connection with servicing receivables or financial assets; and

(d) to which no Loan Party has any obligation to maintain or preserve such entity’s financial condition or cause such entity to achieve certain levels of operating results;

Each Subsidiary of a Financing Subsidiary shall be deemed to be a Financing Subsidiary and shall comply with the foregoing requirements of this definition. The Subsidiaries identified as “Financing Subsidiaries” on Schedule IV hereto shall each constitute a Financing Subsidiary so long as they comply with the foregoing requirements of this definition.

“Foreign Currency” means at any time any currency other than Dollars.

“Foreign Lender” means any Lender that is not a U.S. Person.

“Foreign Subsidiary” means any Subsidiary organized and existing under the laws of a jurisdiction other than the United States of America or any state or territory or other political subdivision thereof.

“Future Secured Hedging Agreements” means secured Hedging Agreements entered into after the Effective Date solely to mitigate the risks associated with Term Loan First Priority Collateral and not for speculative purposes.

“Future Unsecured Hedging Agreements” means unsecured Hedging Agreements entered into after the Effective Date solely to mitigate risks and not for speculative purposes.

“GAAP” means generally accepted accounting principles in the United States of America.

“Governmental Authority” means the government of the United States of America, or of any other nation, or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.

“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantee and Security Agreement” means that certain Guarantee and Security Agreement dated as of August 22, 2012 between the Borrower, the Subsidiary Guarantors and the Collateral Agent.

“Guarantee Assumption Agreement” means a Guarantee Assumption Agreement substantially in the form of Exhibit B to the Guarantee and Security Agreement between the Administrative Agent and an entity that, pursuant to Section 5.08 is required to become a “Subsidiary Guarantor” under the Guarantee and Security Agreement (with such changes as the Administrative Agent shall request, consistent with the requirements of Section 5.08).

“Hedging Agreement” means any interest rate protection agreement, foreign currency exchange protection agreement, commodity price protection agreement or other interest or currency exchange rate or commodity price hedging arrangement, options, caps, floors, forward contracts, equity hedging arrangement and other derivatives used from time to time to mitigate certain risks.

“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (d) all obligations of such Person in respect of the deferred purchase price of property or services (excluding accounts payable and accrued expenses incurred in the ordinary course of business), (e) all Indebtedness of others secured by any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (f) all Guarantees by such Person of Indebtedness of others, (g) all Capital Lease Obligations of such Person, (h) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty and (i) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Industry Classification Group” means (a) any of the Moody’s classification groups set forth in Schedule VI hereto, together with any such classification groups that may be subsequently established by Moody’s and provided by the Borrower to the Lenders and (b) up to three additional industry group classifications established by the Borrower pursuant to Section 5.12.

“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05 substantially in the form of Exhibit F.

“Interest Payment Date” means (a) with respect to any ABR Loan, each Quarterly Date, and (b) with respect to any Eurocurrency Loan, the last day of each Interest Period therefor and, in the case of any Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at three‑month intervals after the first day of such Interest Period.

“Interest Period” means, for any Eurocurrency Loan or Borrowing, the period commencing on the date of such Loan or Borrowing and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter or, with respect to such portion of any Eurocurrency Loan that is scheduled to be repaid on the Maturity Date, a period of less than one month’s duration commencing on the date of such Loan or Borrowing and ending on the Maturity Date, as specified in the Borrowing Request or the applicable Interest Election Request; provided that (i) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, and (ii) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period. For purposes hereof, the date of a Loan initially shall be the date on which such Loan is made and thereafter shall be the effective date of the most recent conversion or continuation of such Loan, and the date of a Borrowing comprising Loans that have been converted or continued shall be the effective date of the most recent conversion or continuation of such Loans.

“Investment” means, for any Person: (a) Equity Interests, bonds, notes, debentures or other securities of any other Person or any agreement to acquire any Equity Interests, bonds, notes, debentures or other securities of any other Person (including any “short sale” or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) deposits, advances, loans or other extensions of credit made to any other Person (including purchases of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person); or (c) Hedging Agreements.

“Investment Policy” means the written Investment Policy of the Borrower dated as of February 11, 2010, as the same may be amended or modified from time to time in accordance with this Agreement.

“Investment Company Act” means the Investment Company Act of 1940, as amended from time to time.

“Joint Lead Arrangers” means J.P. Morgan Securities LLC, BMO Capital Markets Corp. and UBS Securities LLC.

“JPMCB” means JPMorgan Chase Bank, N.A.

“Lender” means the Persons listed on Schedule I as having Commitments and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption that provides for it to acquire Loans, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption or otherwise.

“LIBO Rate” means, for the Interest Period for any Eurocurrency Borrowing, the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to deposits in Dollars in the London or other applicable interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as LIBOR for deposits denominated in Dollars with a maturity comparable to such Interest Period. In the event that such rate is not available as described above for any reason, then the LIBO Rate for such Interest Period shall be the rate at which deposits in Dollars in the amount of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, Capital Lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities (other than on market terms at fair value so long as in the case of any Portfolio

Investment, the Value used in determining the Borrowing Base is not greater than the call price), except in favor of the issuer thereof.

“Lien Restricted Investment” means a Portfolio Investment consisting of a Loan Party’s investment in an entity that holds Investments subject to underlying agreements that restrict the granting of a Lien on such Investments; provided that (A) there are no greater restrictions or limitations in any material respect on the ability of the Borrower to liquidate such entity or its Investments therein (including any material redemption restrictions or penalties) and use the proceeds thereof than would be applicable if each Investment held by such entity was held directly as a Portfolio Investment by the Borrower and (B) there is no leverage employed by such entity.

“Loan Documents” means, collectively, this Agreement and the Security Documents.

“Loan Parties” means, collectively, the Borrower and the Subsidiary Guarantors.

“Loans” means the loans made by the Lenders to the Borrower pursuant to Section 2.01.

“Margin Stock” means “margin stock” within the meaning of Regulations T, U and X of the Board.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations, Portfolio Investments and other property, or financial condition of the Borrower and its Subsidiaries taken as a whole (excluding in any case a decline in the net asset value of the Borrower or a change in general market conditions or values of the Investments of the Borrower and its Subsidiaries), (b) the ability of the Borrower to perform its obligations under the Loan Documents or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent and the Lenders thereunder.

“Material Indebtedness” means (a) Indebtedness (other than the Loans and Hedging Agreements), of any one or more of the Borrower and its Subsidiaries in an aggregate principal amount exceeding $50,000,000 and (b) obligations in respect of one or more Hedging Agreements under which the maximum aggregate amount (giving effect to any netting agreements) that the Borrower and the Subsidiaries would be required to pay if such Hedging Agreement(s) were terminated at such time would exceed $50,000,000.

“Maturity Date” means August 22, 2016.

“Maximum Revolver Amount” means, at any time, an aggregate amount equal to $300,000,000 plus an amount equal to two-thirds of the total amount of the Term Loans that have been repaid as of such date.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA in respect of which the Borrower or any ERISA Affiliate makes any contributions.

“Net Proceeds” means, (a) with respect to any sale or transfer of assets to any Person other than a Loan Party, the aggregate cash proceeds received in respect of such sale or transfer (but only as and when received), net of (x) all reasonable fees and out-of-pocket expenses paid to third parties (other than

Affiliates of the Borrower) and (y) taxes paid or reasonably estimated by Borrower to be payable in connection with such sale or transfer, and (b) with respect to any re-designation of Term Loan First Priority Collateral as Revolver First Priority Collateral or Shared Collateral in accordance with Section 8.2 of the Guarantee and Security Agreement, the most recent Value of such re-designated Term Loan First Priority Collateral. Net Proceeds of any sale of any interest in American Capital, LLC or any of its Subsidiaries shall be allocated to the Revolver First Priority Collateral and the Term Loan First Priority Collateral in the respective percentages that the value of such assets were allocated to the Revolver Borrowing Base and the Borrowing Base immediately prior to such sale.

“Original Issue Discount” means 0.5% (or $3,000,000).

“Other Connection Taxes” means, with respect to any recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Permitted Indebtedness” means (a) accrued expenses and current trade accounts payable incurred in the ordinary course of any Loan Party’s business which are not overdue for a period of more than 90 days or which are being contested in good faith by appropriate proceedings, (b) Indebtedness (other than Indebtedness for borrowed money) arising in connection with transactions in the ordinary course of any Loan Party’s business in connection with its purchasing of securities, derivatives transactions, reverse repurchase agreements or dollar rolls to the extent such transactions are permitted under the Investment Company Act and the Investment Policy; provided that such Indebtedness does not arise in connection with the purchase of Portfolio Investments other than Cash Equivalents and U.S. Government and Agency Securities (including on a “to be announced” basis); and (c) Indebtedness in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default under clause (m) of Article VII.

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17(b)).

“Outstanding Amount” has the meaning assigned to such term in the Collateral Agency Agreement.

“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.

“Permitted Hedging Agreements” means (i) secured Hedging Agreements existing on the Effective Date and described on Schedule VII; (ii) Future Secured Hedging Agreements; and (iii) Future Unsecured Hedging Agreements.

“Permitted Indebtedness” means any Indebtedness outstanding on the Effective Date and set forth on Schedule IX, and any refinancing, extension, or replacement thereof that does not increase the original principal amount of such Indebtedness being refinanced, extended, or replaced.

“Permitted Liens” means: (a) Liens imposed by any Governmental Authority for Taxes, assessments or charges not yet due or that are being contested in good faith and by appropriate proceedings if adequate reserves with respect thereto are maintained on the books of the Borrower in accordance with GAAP; (b) Liens of clearing agencies, broker-dealers and similar Liens incurred in the ordinary course of business; provided that such Liens (i) attach only to the securities (or proceeds) being purchased or sold and (ii) secure only obligations incurred in connection with such purchase or sale, and not any obligation in connection with margin financing; (c) Liens imposed by law, such as materialmen’s, mechanics’, carriers’, workmens’, storage and repairmen’s Liens and other similar Liens arising in the ordinary course of business and securing obligations (other than Indebtedness for borrowed money); (d) Liens incurred or pledges or deposits made to secure obligations incurred in the ordinary course of business under workers’ compensation laws, unemployment insurance or other similar social security legislation (other than in respect of employee benefit plans subject to ERISA) or to secure public or statutory obligations; (e) Liens securing the performance of, or payment in respect of, bids, insurance premiums, deductibles or co-insured amounts, tenders, government or utility contracts (other than for the repayment of borrowed money), surety, stay, customs and appeal bonds and other obligations of a similar nature incurred in the ordinary course of business; provided that all Liens on any Collateral that is permitted pursuant to this clause (e) shall have a priority that is junior to the Liens of the Security Documents; (f) Liens arising out of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as such judgments or awards do not constitute an Event of Default under clause (m) of Article VII; (g) customary rights of setoff and Liens upon (i) deposits of cash in favor of banks or other depository institutions in which such cash is maintained in the ordinary course of business, (ii) cash and financial assets held in securities accounts in favor of banks and other financial institutions with which such accounts are maintained in the ordinary course of business and (iii) assets held by a custodian in favor of such custodian in the ordinary course of business, in each case, securing payment of fees, indemnities and other similar obligations; (h) Liens arising solely from precautionary filings of financing statements under the Uniform Commercial Code of the applicable jurisdictions in respect of operating leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business; (i) easements, rights of way, zoning restrictions and similar encumbrances on real property and minor irregularities in the title thereto that do not (i) secure obligations for the payment of money or (ii) materially impair the value of such property or its use by any Loan Party or any of its Subsidiaries in the normal conduct of such Person’s business; (j) Liens in favor of any escrow agent solely on and in respect of any cash earnest money deposits made by any Loan Party in connection with any letter of intent or purchase agreement (to the extent that the acquisition or disposition with respect thereto is otherwise permitted hereunder); and (k) precautionary Liens, and filings of financing statements under the Uniform Commercial Code, covering assets sold or contributed to any Person not prohibited hereunder.

“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.

“Plan” means any “employee pension benefit plan” (as defined in Section 3(2) of ERISA), other than a Multiemployer Plan subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Portfolio Investment” means any Investment held by the Loan Parties in their asset portfolio (and solely for purposes of determining the Borrowing Base, and of Sections 6.02(d) and 6.04(e) and clause (q) of Article VII, Cash, excluding Cash held as cash collateral in respect of letters of credit). Without limiting the generality of the foregoing, it is understood and agreed that any Portfolio Investments that have been contributed or sold, purported to be contributed or sold or otherwise transferred to any Financing Subsidiary, Consolidated Managed Fund, or held by any Controlled Foreign Corporation, shall not be treated as Portfolio Investments. Notwithstanding the foregoing, nothing herein shall limit the provisions of Section 5.12(c), which provides that, for purposes of this Agreement, all determinations of whether an investment is to be included as a Portfolio Investment shall be determined on a settlement-date basis (meaning that any investment that has been purchased will not be treated as a Portfolio Investment until such purchase has settled, and any Portfolio Investment which has been sold will not be excluded as a Portfolio Investment until such sale has settled); provided that, no such investment shall be included as a Portfolio Investment to the extent it has not been paid for in full.

“Prime Rate” means the rate of interest per annum publicly announced from time to time by JPMCB as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

“Quarterly Dates” means the last Business Day of March, June, September and December in each year, commencing on September 30, 2012 (or such other dates as are reasonably agreed by the Borrower and the Administrative Agent).

“Register” has the meaning set forth in Section 9.04.

“Regulations T, U and X” means, respectively, Regulations T, U and X of the Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.
“Reinvestment Agreement” means a guaranteed reinvestment agreement from a bank, insurance company or other corporation or entity having a credit rating of at least A-1 from S&P and at least P-1 from Moody’s; provided that such agreement provides that it is terminable by the purchaser, without penalty, if the rating assigned to such agreement by either S&P or Moody’s is at any time lower than such ratings.

“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective directors, officers, partners, trustees, administrators, employees, agents and advisors of such Person and such Person’s Affiliates.

“Required Lenders” means, at any time, Lenders having outstanding Loans representing more than 50% of the sum of the total outstanding Loans at such time.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of capital stock of the Borrower or any of its Subsidiaries, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of capital stock of the Borrower or any option, warrant or other right to acquire any such shares of capital stock of the Borrower.

“Revolver Borrowing” means a borrowing of Revolving Loans under Section 2.01 of the Revolving Credit Agreement.

“Revolver Borrowing Base” means the Borrowing Base referred to in the Revolving Credit Agreement.

“Revolver Commitment Termination Date” means August 22, 2015.

“Revolver First Priority Collateral” has the meaning assigned to such term in the Guarantee and Security Agreement.

“Revolver Lenders” means the lenders party to the Revolving Credit Agreement.

“Revolver Related Obligations” has the meaning assigned to such term in the Collateral Agency Agreement.

“Revolving Commitments” means the commitment of each Revolver Lender to make Revolving Loans pursuant to the Revolving Credit Agreement until the Revolver Commitment Termination Date.

“Revolving Credit Agreement” means the Senior Secured Revolving Credit Agreement dated as of the date hereof, between the Borrower, the Guarantors party thereto, the Administrative Agent, and the lenders party thereto.

“Revolving Loans” means the revolving loans extended by the Revolver Lenders under the Revolving Credit Agreement.

“RIC” means a person qualifying for treatment as a “regulated investment company” under the Code.

“S&P” means Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc., a New York corporation, or any successor thereto.

“SEC” means the Securities and Exchange Commission of the United States, or any Government Entity succeeding to the functions of such Securities and Exchange Commission.

“Scheduled Payment Date” means each anniversary of the Effective Date through and including the Maturity Date.

“Secured Longer-Term Indebtedness” means, as at any date, Indebtedness (other than Indebtedness hereunder) of any Loan Party (which may be guaranteed by other Loan Parties) that (a) has no scheduled amortization prior to, and a final maturity date not earlier than, six months after the Maturity Date, (b) in the Borrower's reasonable judgment, is incurred pursuant to documentation containing (i) covenants and events of default that are not materially more burdensome on the Borrower than those set forth in the Loan Documents or (ii) terms (including interest, amortization, covenants and events of default) that are otherwise substantially comparable to market terms for substantially comparable debt of similarly situated borrowers and (c) is not secured by any assets of any Loan Party other than pursuant to the Security Documents and the holders of which have agreed, in a manner reasonably satisfactory to the Administrative Agent and the Collateral Agent, to be bound by the provisions of the Security Documents.

“Security Documents” means, collectively, the Guarantee and Security Agreement, the

Collateral Agency Agreement, all Uniform Commercial Code financing statements filed with respect to the security interests in personal property created pursuant to the Guarantee and Security Agreement and all other assignments, pledge agreements, security agreements, intercreditor agreements, control agreements and other instruments executed and delivered at any time by any of the Loan Parties pursuant to the Guarantee and Security Agreement or otherwise providing or relating to any collateral security for any of the Secured Obligations under and as defined in the Guarantee and Security Agreement.

“Shared Cash” has the meaning assigned to such term in the definition of “Borrower’s Agreed Portion of Shared Cash”.

“Shared Collateral” has the meaning assigned to such term in the Guarantee and Security Agreement.

“Shareholders’ Equity” means, at any date, the amount determined on a consolidated basis, without duplication, in accordance with GAAP, of shareholders’ equity for the Borrower and its Subsidiaries at such date.

“Significant Subsidiary” means, at any time of determination, any (a) Loan Party or (b) any other Subsidiary that, on a consolidated basis with its Subsidiaries, has aggregate assets or aggregate revenues greater than 10% of the aggregate assets or aggregate revenues of the Borrower and its Subsidiaries, taken as a whole, at such time.
“Specified Money Market Securities” means:

(a)    investments in certificates of deposit, banker’s acceptances and time deposits maturing within 90 days from the date of acquisition thereof (i) issued or guaranteed by or placed with, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof, provided that such certificates of deposit, banker’s acceptances and time deposits are held in a securities account (as defined in the Uniform Commercial Code) through which the Collateral Agent can perfect a security interest therein and (ii) having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody’s;
(b)    investments in commercial paper or other short-term corporate obligations maturing within 90 days from the date of acquisition thereof and having, at such date of acquisition, a credit rating of at least A-1 from S&P and at least P-1 from Moody's; and
(c)    a Reinvestment Agreement issued by any bank (if treated as a deposit by such bank), or a Reinvestment Agreement issued by any insurance company or other corporation or entity, in each case, maturing within 90 days and at the date of such acquisition having a credit rating of at least A-1 from S&P and at least P-1 from Moody's; provided that, such Reinvestment Agreement may be unwound at the option of the Borrower at any time without penalty.

provided, that (i) in no event shall Specified Money Market Securities include any obligation that provides for the payment of interest alone (for example, interest-only securities or “IOs”); (ii) if any of Moody’s or S&P changes its rating system, then any ratings included in this definition shall be deemed to be an equivalent rating in a successor rating category of Moody’s or S&P, as the case may be; and (iii) in no event shall Specified Money Market Securities include any obligation that is not denominated in Dollars.
“Standard Securitization Undertakings” means, collectively, (a) customary arms-length servicing obligations (together with any related performance guarantees), (b) obligations (together with any related performance guarantees) to refund the purchase price or grant purchase price credits for dilutive events or misrepresentations (in each case unrelated to the collectability of the assets sold or the creditworthiness of the associated account debtors ) and (c) representations, warranties, covenants and indemnities (together with any related performance guarantees and in the case of Business Loan Trusts only, guarantees related to hedging transactions) of a type that are reasonably customary in accounts receivable securitizations or securitizations of financial assets and obligations under balance differential hedging transactions.

“Statutory Reserve Rate” means, for the Interest Period for any Eurocurrency Borrowing, a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the arithmetic mean, taken over each day in such Interest Period, of the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency liabilities” in Regulation D). Such reserve percentages shall include those imposed pursuant to Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

“Subordinated Debt” means Indebtedness of the Borrower and its Subsidiaries that (a) is fully subordinated, without qualification or contingency and otherwise in right of payment, in right to participate in liquidating distributions and in all other relevant respects to the obligations and Indebtedness now or hereafter owed by the Borrower to the Administrative Agent and the Lenders under the Loan Documents, or either of them, (ii) is unsecured and (iii) requires no principal payments prior to the date that is twelve months after the Maturity Date, all pursuant to instruments reasonably satisfactory in form and substance to the Required Lenders.

“Subsidiary” means, with respect to any Person (the “parent”) at any date, any corporation, limited liability company, partnership, association or other entity the accounts of which are consolidated with those of the parent in the parent’s consolidated financial statements if such financial statements are prepared in accordance with GAAP as of such date, as well as any other corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, controlled or held, or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent. Anything herein to the contrary notwithstanding, the term “Subsidiary” shall not include (x) any Person that constitutes a Portfolio Investment held by any Loan Party in the ordinary course of business and that is not, under GAAP, consolidated on the financial statements of the Borrower and its Subsidiaries, (y) any Consolidated Managed Fund, or (z) the issuer of an investment for which the equity interests therein are at least majority-owned by the Borrower or a Subsidiary or that is otherwise controlled by the Borrower or a Subsidiary but not required to be consolidated on the financial statements of the Borrower in accordance with GAAP immediately after giving effect to the making of such an investment in each case of (x), (y), or (z), even if such Person or issuer is subsequently required to be consolidated on the financial statements of the Borrower as a result of any change in GAAP (but for avoidance of doubt, any such investment that is required to be consolidated for purposes of measuring compliance with the Investment Company Act or any other requirement of law will be included as a Subsidiary for purposes of such measurement). Unless otherwise specified, “Subsidiary” means a Subsidiary of the Borrower.

“Subsidiary Guarantor” means any Subsidiary of the Borrower that is a Guarantor under the Guarantee and Security Agreement. It is understood and agreed that Controlled Foreign Corporations, Excluded Subsidiaries, Consolidated Managed Funds and Portfolio Investments, including American Capital, LLC, shall not be required to be Subsidiary Guarantors.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, charges or withholdings imposed by any Governmental Authority.

“TBAs” has the meaning assigned to such term in Section 6.04(b).

“Term Financing Subsidiary” means a Financing Subsidiary that has term debt in the process of run-off, and no commitments to acquire assets and no available credit commitments.

“Term Loan First Priority Collateral” means, at any time, each Portfolio Investment and all equity investments in each Financing Subsidiary, in each case that have been Delivered (as defined in the Guarantee and Security Agreement) to the Collateral Agent and is subject to the Lien of the Guarantee and Security Agreement, and then only for so long as such Portfolio Investment or equity continues to be Delivered as contemplated therein and in which the Collateral Agent has a first-priority perfected Lien as security for the Term Loan Related Obligations pursuant to Section 2.2(a) thereof (subject to any Lien permitted by Section 6.02 hereof); provided that, in the case of any Portfolio Investment or the equity in any Financing Subsidiary in which the Collateral Agent has such a first-priority perfected security interest pursuant to a valid Uniform Commercial Code filing (and for which no other method of perfection with a higher priority is possible), such Portfolio Investment or equity may be included in the Borrowing Base so long as all remaining actions to complete “Delivery” are satisfied in full within seven days of such inclusion.

“Term Loan Related Obligations” has the meaning assigned to such term in the Collateral Agency Agreement.
“Term Loan Second Priority Collateral” means, at any time, the Revolver First Priority Collateral.

“Transactions” means the execution, delivery and performance by the Borrower of this Agreement and the other Loan Documents, the borrowing of Loans, and the use of the proceeds thereof.

“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans constituting such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.

“Uniform Commercial Code” means the Uniform Commercial Code as in effect from time to time in the State of New York.

“Unsecured Longer-Term Indebtedness” means any Indebtedness (other than Subordinated Debt) of a Loan Party (which may be Guaranteed by one or more other Loan Parties) that (a) has no amortization prior to, and a final maturity date not earlier than, six months after the Maturity Date, (b) has terms substantially comparable to market terms for substantially similar Indebtedness of other similarly situated borrowers as reasonably determined by the Borrower or covenants and events of default that are not materially more burdensome on the Borrower than those set forth in the Loan Documents and (c) is not secured by any assets of any Loan Party.

“U.S. Government and Agency Securities” means securities that are direct obligations of, and obligations the timely payment of principal and interest on which is fully guaranteed by, the United States or any agency or instrumentality of the United States the obligations of which are backed by the full faith and credit of the United States and in the form of conventional bills, bonds, and notes.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Valuation Policy” has the meaning assigned to such term in Section 5.12(d)(iv).

“Value” has the meaning assigned to such term in Section 5.13.

“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a “complete withdrawal” or “partial withdrawal” from such Multiemployer Plan, as such terms are defined in Sections 4203 and 4205 of ERISA.

SECTION 1.02. Classification of Loans and Borrowings. For purposes of this Agreement, Loans may be classified and referred to by Type (e.g., an “ABR Loan”). Borrowings also may be classified and referred to by Type (e.g., an “ABR Borrowing”).

SECTION 1.03. Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented, renewed or otherwise modified (subject to any restrictions on such amendments, supplements, renewals or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights. For the avoidance of doubt, notwithstanding anything to the contrary in this Agreement or in any other Loan Document (a) any settlement in respect of Convertible Debt to the extent made through the delivery of Equity Interests and/or payment of Cash does not constitute a Restricted Payment and (b) the conversion of Convertible Debt (or the right of any or all of the holders thereof to trigger and/or settle such conversion or any triggering and/or settlement thereof) shall not (i) constitute “amortization” for purposes of clause (a) of the definition of “Unsecured Longer-Term Indebtedness”, and any cash payment made by the Borrower in respect thereof shall constitute a “regularly scheduled payment, prepayment or redemption of principal and interest in respect thereof required pursuant to the instruments evidencing such Indebtedness” within the meaning of clause (a) of Section 6.12 or (ii) constitute an event or condition described in clause (i) of Article VII.

SECTION 1.04. Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature (including, without limitation, valuations performed pursuant to Section 5.12) shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the Effective Date in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. The Borrower covenants and agrees with the Lenders that whether or not the Borrower may at any time adopt ASC Topic No. 825, or accounts for assets and liabilities acquired in an acquisition on a fair value basis pursuant to ASC Topic No. 805, all determinations of compliance with the terms and conditions of this Agreement shall be made on the basis that the Borrower has not adopted ASC Topic No. 825 or, in the case of assets and liabilities acquired in an acquisition, ASC Topic No. 805.

ARTICLE II
THE TERM LOANS

SECTION 2.01. The Loans. On the Effective Date, subject to the terms and conditions set forth herein, each Lender agrees to make Loans in Dollars to the Borrower in an aggregate principal amount equal to its Commitment. The Loans and the Commitments hereunder are not revolving and amounts repaid or prepaid may not be reborrowed. Notwithstanding the foregoing, if the total Commitments as of the Effective Date are not drawn on the Effective Date, the undrawn amount shall automatically be cancelled.

SECTION 2.02. Loans and Borrowings.

(a)    Obligations of Lenders. Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the applicable Lenders ratably in accordance with their respective Commitments. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that, the Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required.

(b)    Type of Loans. Subject to Section 2.11, each Borrowing shall be constituted entirely of ABR Loans or of Eurocurrency Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurocurrency Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that, any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement.

(c)    Minimum Amounts. Each Borrowing (whether Eurocurrency or ABR) shall be in multiples of $1,000,000; provided that, (i) an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the total Commitments and (ii) any Eurocurrency Borrowing may be in an aggregate amount of $1,000,000 or a larger multiple of $1,000,000. Borrowings of more than one Type may be outstanding at the same time.

(d)    Limitations on Interest Periods. Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request (or to elect to convert to or continue as a Eurocurrency Borrowing) any Borrowing if the Interest Period requested therefor would end after the Maturity Date.

SECTION 2.03. Request for Loans.

(a)    Notice by the Borrower. To request the Loans on the Effective Date, the Borrower shall notify the Administrative Agent of such request by telephone (i) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the Effective Date; provided that, the Borrower shall have delivered to the Administrative Agent a letter in form and substance reasonably satisfactory to the Administrative Agent indemnifying the Lenders in the manner set forth in Section 2.13, or (ii) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the Effective Date. Such telephonic Borrowing Request shall be irrevocable and shall be confirmed promptly by hand delivery, telecopy or electronic mail to the Administrative Agent of a written Borrowing Request in a form approved by the Administrative Agent and signed by the Borrower.

(b)    Content of Borrowing Requests. Each telephonic and written Borrowing Request,

including the Borrowing Request for the initial Borrowings, shall specify the following information in compliance with Section 2.02:

(i)    the aggregate amount of the requested Borrowing;

(ii)    the date of such Borrowing, which shall be a Business Day;

(iii)    whether such Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing;

(iv)    in the case of a Eurocurrency Borrowing, the Interest Period therefor, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d); and

(v)    the location and number of the Borrower’s account to which funds are to be disbursed, which shall comply with the requirements of Section 2.04.

(c)    Notice by the Administrative Agent to the Lenders. Promptly following receipt of the Borrowing Request in accordance with this Section, the Administrative Agent shall advise each applicable Lender of the details thereof and of the amounts of such Lender’s Loan to be made as part of the requested Borrowing.

(d)    Failure to Elect. If no election as to the Type of a Borrowing is specified, then the requested Borrowing shall be a Eurocurrency Borrowing having an Interest Period of one month. If a Eurocurrency Borrowing is requested but no Interest Period is specified, the requested Borrowing shall be a Eurocurrency Borrowing having an Interest Period of one month’s duration.

SECTION 2.04. Funding of Loans.

(a)    Funding by Lenders. Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to an account of the Borrower designated by the Borrower in the Borrowing Request.

(b)    Presumption by the Administrative Agent. Unless the Administrative Agent shall have received notice from a Lender prior to the Effective Date that such Lender will not make available to the Administrative Agent such Lender’s share of the Loans on the Effective Date, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Loans available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the Federal Funds Effective Rate or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute Loans made by such Lender. Nothing in this paragraph shall relieve any Lender of its obligation to fulfill its commitments hereunder, and shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent.

SECTION 2.05. Interest Elections.

(a)    Elections by the Borrower for Borrowings. Subject to Section 2.03(d), the Loans constituting each Borrowing initially shall be of the Type specified in the Borrowing Request and, in the case of a Eurocurrency Borrowing, shall have the Interest Period specified in the Borrowing Request. Thereafter, the Borrower may elect to convert such Borrowing to a Borrowing of a different Type or to continue such Borrowing as a Borrowing of the same Type and, in the case of a Eurocurrency Borrowing, may elect the Interest Period therefor, all as provided in this Section. The Borrower may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans constituting such Borrowing, and the Loans constituting each such portion shall be considered a separate Borrowing.

(b)    Notice of Elections. To make an election pursuant to this Section, the Borrower shall notify the Administrative Agent of such election by telephone by (i) in the case of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the effective date of such election and (ii) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the effective date of such election. Each such telephonic Interest Election Request shall be irrevocable and shall be confirmed promptly (but no later than the close of business on the date of such request) by hand delivery, telecopy or electronic communication to the Administrative Agent of a written Interest Election Request signed by the Borrower.

(c)    Content of Interest Election Requests. Each telephonic and written Interest Election Request shall specify the following information in compliance with Section 2.02:

(i)    the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) of this paragraph shall be specified for each resulting Borrowing);

(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;

(iii)    whether the resulting Borrowing is to be an ABR Borrowing or a Eurocurrency Borrowing; and

(iv)    if the resulting Borrowing is a Eurocurrency Borrowing, the Interest Period therefor after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period” and permitted under Section 2.02(d).

(d)    Notice by the Administrative Agent to the Lenders. Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each applicable Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.

(e)    Failure to Elect; Events of Default. If the Borrower fails to deliver a timely and complete Interest Election Request with respect to a Eurocurrency Borrowing prior to the end of the Interest Period therefor, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to a Eurocurrency Borrowing having an Interest Period of one month. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as an Event of Default is continuing, (i) no outstanding Borrowing may be made, converted to, or continued as a Eurocurrency Borrowing and (ii) unless repaid, each Eurocurrency Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.06. [Intentionally Omitted.]

SECTION 2.07. Repayment of Loans; Evidence of Debt.

(a)    Repayment. On each ~~Scheduled Payment Date~~of August 22, 2014 and August 22, 2015, the Borrower shall repay the principal of the Loans in an aggregate amount equal to $~~150,000,000~~4,500,000. Any other optional or mandatory repayment of Loans made prior to any ~~Scheduled Payment Date~~such payment date will reduce in direct order of maturity the amount of any subsequent repayment of Loans required to be made pursuant to this clause (a). The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the applicable Lenders the outstanding principal amount of the Loans on the Maturity Date.

(b)    Manner of Payment. Prior to any repayment or prepayment of any Borrowings hereunder, the Borrower shall select the Borrowing or Borrowings to be paid and shall notify the Administrative Agent by telephone (confirmed by telecopy) of such selection not later than 11:00 a.m., New York City time, three Business Days before the scheduled date of such repayment; provided that, each repayment of Borrowings shall be applied to repay any outstanding ABR Borrowings before any other Borrowings. If the Borrower fails to make a timely selection of the Borrowing or Borrowings to be repaid or prepaid, such payment shall be applied, first, to pay any outstanding ABR Borrowings, second, to any Eurocurrency Borrowings in the order of the remaining duration of their respective Interest Periods (the Eurocurrency Borrowing with the shortest remaining Interest Period to be repaid first) and, third, to any remaining Borrowings in the order of the remaining duration of their respective Interest Periods (the Borrowing with the shortest remaining Interest Period to be repaid first).

(c)    Maintenance of Records by Lenders. Each Lender shall maintain, in accordance with its usual practice, records evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.

(d)    Maintenance of Records by the Administrative Agent. The Administrative Agent shall maintain records in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and each Interest Period therefor, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for account of the Lenders and each Lender’s share thereof.

(e)    Effect of Entries. The entries made in the records maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence, absent obvious error, of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.

(f)    Promissory Notes. Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns) and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or, if such promissory note is a registered note, to such payee and its registered assigns).

SECTION 2.08. Prepayment of Loans.

(a)    Optional Prepayments. Subject to Section 2.08(d), the Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, without premium or penalty except for payments under Section 2.13, subject to the requirements of this Section.

(b)     Mandatory Prepayments. The Loans shall be prepaid as follows:

(i)    In the event that at any time any Borrowing Base Deficiency shall exist, in such amounts as shall be necessary so that such Borrowing Base Deficiency is cured; provided that if, within five Business Days after delivery of a Borrowing Base Certificate demonstrating such Borrowing Base Deficiency (and/or at such other times as the Borrower has knowledge of such Borrowing Base Deficiency), the Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Borrowing Base Deficiency to be cured within 30 Business Days (which 30-Business Day period shall include the five Business Days permitted for delivery of such plan), then the Borrower shall use all commercially reasonable efforts to effectuate such plan and such prepayment shall not be required to be effected immediately but may be effected in accordance with such plan (with such modifications as the Borrower may reasonably determine), so long as such Borrowing Base Deficiency is cured within such 30-Business Day period.

(ii)     Within five Business Days after the delivery of the financial statements pursuant to Section 5.01(a) or (b), as applicable, in the event that at any time the Borrowing Base Coverage shall be less than 150%, and Accumulated Borrower Excess Cash Flow as of the end of such calendar quarter, together with any proceeds required to prepay the Loans pursuant to clauses (iii) through (v) below, equals or exceeds $20,000,000, in an amount equal to 100% of such Accumulated Borrower Excess Cash Flow until Borrowing Base Coverage shall equal or exceed 150%.

(iii)     In an amount equal to 100% of all net cash proceeds of any Indebtedness incurred by any Loan Party (excluding Indebtedness permitted by Section 6.01).

(iv)Within 10 Business Days after the receipt by any Loan Party of any Net Proceeds of any sale, transfer, or other disposition of any Portfolio Investment or Financing Subsidiary constituting Term Loan First Priority Collateral (or deemed receipt of Net Proceeds in the case of any re-designation of Term Loan First Priority Collateral as Revolver First Priority Collateral or Shared Collateral), and such Net Proceeds, together with any Accumulated Borrower Excess Cash Flow and proceeds required to prepay the Loans pursuant to clauses (ii), (iii) and (v) of this Section, as applicable, equals or exceeds $20,000,000, the Loans shall be repaid in an amount determined in accordance with the following matrix and subject to the limitation set forth in the last sentence of this Section 2.08(b).

Term Loan Borrowing Base Coverage	% of Proceeds required for Mandatory Prepayment
~~<~~100% - 150%	Lesser of 100% of Proceeds or amount required to meet Borrowing Base Coverage of 150%
>150% ~~- 175%~~	~~Lesser of 50% of Proceeds or amount required to meet Borrowing Base Coverage of 175%~~None
~~>175% - 200%~~	~~Lesser of 25% of Proceeds or amount required to meet Borrowing Base Coverage of 200%~~

(v)Within 10 Business Days after the receipt by the Borrower of any Net Proceeds of any sale, transfer or other disposition of American Capital, LLC constituting Term Loan First Priority Collateral, and such Net Proceeds, together with any Accumulated Borrower Excess Cash Flow and proceeds required to prepay the Loans pursuant to clauses (ii), (iii) and (iv) of this Section, as applicable, equals or exceeds $20,000,000, the Loans shall be repaid in an amount determined in accordance with the following matrix and subject to the limitation set forth in the last sentence of this Section 2.08(b).

Term Loan Borrowing Base Coverage	% of Proceeds required for Mandatory Prepayment
~~<~~100% - 150%	Lesser of 100% of Proceeds or amount required to meet Borrowing Base Coverage of 150%
>150% ~~- 175%~~	~~Lesser of 50% of Proceeds or amount required to meet Borrowing Base Coverage of 175%~~None
~~>175% - 200%~~	~~Lesser of 25% of Proceeds or amount required to meet Borrowing Base Coverage of 200%~~

Any proceeds required to be paid pursuant to the foregoing clauses (iv) and (v) will always be required to be applied to prepayment of the Loans to the extent the Borrowing Base Coverage does not exceed 150%. If Borrowing Base Coverage exceeds 150%, amounts described in the foregoing clauses (iv) and (v) will not be required to be applied to prepayment of the Loans to the extent that the aggregate amount of all payments and prepayments of principal of the Loans theretofore made equals or exceeds the product of (A) $12,500,000 multiplied by (B) the sum of the number of whole months elapsed since the Effective Date plus twelve.

(c)    Notices, Etc. The Borrower shall notify the Administrative Agent by telephone (confirmed by telecopy or electronic communication) of any prepayment hereunder (i) in the case of prepayment of a Eurocurrency Borrowing, not later than 11:00 a.m., New York City time, three Business Days before the date of prepayment or (ii) in the case of prepayment of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date, the principal amount of each Borrowing or portion thereof to be prepaid and, in the case of a mandatory prepayment, a reasonably detailed calculation of the amount of such prepayment. Promptly following receipt of any such notice relating to a Borrowing, the

Administrative Agent shall advise the affected Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of a Borrowing of the same Type as provided in Section 2.02, except as necessary to apply fully the required amount of a mandatory prepayment or scheduled payment. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10 and shall be made in the manner specified in Section 2.07(b).

(d)    Refinancing. In the event that, prior to ~~the first anniversary of the Effective Date~~February 22, 2014, all or any portion of the Loans are refinanced with the proceeds of any Indebtedness with a lower applicable margin or yield than that applicable to the Loans (including as a result of any financing by a Financing Subsidiary), such prepayment shall be made at 101% of the principal amount prepaid plus accrued interest and all other amounts payable hereunder.

SECTION 2.09. Fees.

(a)    Administrative Agent Fees. The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.

(b)    Payment of Fees. All fees payable hereunder shall be paid on the dates due, in Dollars and immediately available funds, to the Administrative Agent for distribution, in the case of facility fees and participation fees, to the Lenders entitled thereto. Fees paid shall not be refundable under any circumstances absent obvious error.

SECTION 2.10. Interest.

(a)    ABR Loans. The Loans constituting each ABR Borrowing shall bear interest at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin.

(b)    Eurocurrency Loans. The Loans constituting each Eurocurrency Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the related Interest Period for such Borrowing plus the Applicable Margin.

(c)    Original Issue Discount. The Loans will be issued with Original Issue Discount as of the Effective Date.

(d)    Default Interest. Notwithstanding the foregoing clauses (a) and (b), if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration, by mandatory prepayment or otherwise, such overdue amount shall bear interest, after as well as before judgment, at a rate per annum equal to (i) in the case of overdue principal of any Loan, 2% plus the rate otherwise applicable to such Loan as provided above or (ii) in the case of any other amount, 2% plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section.

(e)    Payment of Interest. Accrued interest on each Loan shall be payable in arrears on each Interest Payment Date for such Loan and upon the Maturity Date; provided that (i) interest accrued pursuant to paragraph (c) of this Section shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the Maturity Date), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurocurrency Borrowing prior to the end of the Interest Period therefor, accrued interest on such Borrowing shall be payable on the effective date of such conversion.

(f)    Computation. All interest hereunder shall be computed on the basis of a year of 360 days, except that interest computed by reference to the Alternate Base Rate at times when the Alternate Base Rate is based on the Prime Rate shall be computed on the basis of a year of 365 days (or 366 days in a leap year), and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). The applicable Alternate Base Rate or Adjusted LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.

SECTION 2.11. Alternate Rate of Interest. If prior to the commencement of the Interest Period for any Eurocurrency Borrowing:

(a)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate for such Borrowing for such Interest Period; or

(b)    the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate for such Borrowing for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their respective Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the affected Lenders by telephone or telecopy as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and such Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or the continuation of any Borrowing as, a Eurocurrency Borrowing shall be ineffective, and such Borrowing (unless prepaid) shall be continued as, or converted to, an ABR Borrowing, and (ii) if any Borrowing Request requests a Eurocurrency Borrowing, such Borrowing shall be made as an ABR Borrowing.

SECTION 2.12. Increased Costs.

(a)    Increased Costs Generally. If any Change in Law shall:

(i)    impose, modify or deem applicable any reserve, compulsory loan, insurance charge, special deposit or similar requirement against assets of, deposits with or for account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or

(ii)    impose on any Lender or the London interbank market any other condition, cost or expense, affecting this Agreement or Eurocurrency Loans made by such Lender;

and the result of any of the foregoing shall be to increase the cost (other than costs which are Indemnified Taxes or Excluded Taxes) to such Lenders of making, continuing, converting into or maintaining any Eurocurrency Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender, in Dollars, such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered.

(b)    Capital Requirements. If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), by an amount deemed to be material by such Lender, then from time to time the Borrower will pay to such Lender, as the case may be, in Dollars, such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)    Certificates from Lenders. A certificate of a Lender setting forth the amount or amounts, in Dollars, necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section shall be promptly delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

(d)    Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to this Section shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than six months prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the six‑month period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 2.13. Break Funding Payments. In the event of (a) the payment of any principal of any Eurocurrency Loan other than on the last day of an Interest Period therefor (including as a result of the occurrence of an Event of Default), (b) the conversion of any Eurocurrency Loan other than on the last day of an Interest Period therefor, (c) the failure to borrow, convert, continue or prepay any Loan on the date specified in any notice delivered pursuant hereto, or (d) the assignment as a result of a request by the Borrower pursuant to Section 2.17(b) of any Eurocurrency Loan other than on the last day of an Interest Period therefor, then, in any such event, the Borrower shall compensate each affected Lender for the loss, cost and expense attributable to such event. In the case of a Eurocurrency Loan, the loss to any Lender attributable to any such event shall be deemed to include an amount determined by such Lender to be equal to the excess, if any, of

(i)    the amount of interest that such Lender would pay for a deposit equal to the principal amount of such Loan for the period from the date of such payment, conversion, failure or assignment to the last day of the then-current Interest Period for such Loan (or, in the case of a failure to borrow, convert or continue, the duration of the Interest Period that would have resulted from such borrowing, conversion or continuation) if the interest rate payable on such deposit were equal to the Adjusted LIBO Rate for such Interest Period; over

(ii)    the amount of interest that such Lender would earn on such principal amount for such period if such Lender were to invest such principal amount for such period at the interest rate that would be bid by such Lender (or an affiliate of such Lender) for deposits from other banks in the eurocurrency market at the commencement of such period.

Payment under this Section shall be made upon request of a Lender delivered not later than ten Business

Days following the payment, conversion, or failure to borrow, convert, continue or prepay that gives rise to a claim under this Section accompanied by a certificate of such Lender setting forth the amount or amounts that such Lender is entitled to receive pursuant to this Section, which certificate shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

SECTION 2.14. Taxes.

(a)    Payments Free of Taxes. Any and all payments by or on account of any obligation of the Borrower hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes; provided that if the Borrower shall be required to deduct any Indemnified Taxes from such payments, then (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section) the Administrative Agent or Lender (as the case may be) receives an amount equal to the sum it would have received had no such deductions on account of Indemnified Taxes been made, (ii) the Borrower shall make such deductions and (iii) the Borrower shall pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law.

(b)    Payment of Other Taxes by the Borrower. In addition, the Borrower shall pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c)    Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent and each Lender, and within 10 Business Days after written demand therefor, pay the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) paid by the Administrative Agent or such Lender, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender, or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(d)    Evidence of Payments. As soon as practicable after any payment of Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e)    Foreign Lenders. Any Foreign Lender that is entitled to an exemption from or reduction of withholding Tax, with respect to payments under any Loan Document shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate.

In addition, any Foreign Lender, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Foreign Lender is subject to backup withholding or information reporting requirements.

Without limiting the generality of the foregoing, any Foreign Lender shall deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent, but only if such Foreign Lender is legally entitled to do so), whichever of the following is applicable:

(i)    duly completed copies of Internal Revenue Service Form W-8BEN or any successor form claiming eligibility for benefits of an income tax treaty to which the United States is a party,

(ii)    duly completed copies of Internal Revenue Service Form W-8ECI or any successor form certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States,

(iii)    in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under section 881(c) of the Code, (A) a certificate to the effect that such Foreign Lender is not (1) a “bank” within the meaning of section 881(c)(3)(A) of the Code, (2) a “10 percent shareholder” of the Borrower within the meaning of section 881(c)(3)(B) of the Code, or (3) a “controlled foreign corporation” described in section 881(c)(3)(C) of the Code and (B) duly completed copies of Internal Revenue Service Form W-8BEN (or any successor form) certifying that the Foreign Lender is not a United States Person, or

(iv)    any other form including Internal Revenue Service Form W-8IMY as applicable prescribed by applicable law as a basis for claiming exemption from or a reduction in United States Federal withholding tax duly completed together with such supplementary documentation as may be prescribed by applicable law to permit the Borrower to determine the withholding or deduction required to be made.

(f)    United States Lenders. Each Lender that is not a Foreign Lender shall deliver to the Borrower (with a copy to the Administrative Agent), prior to the date on which such Lender becomes a party to this Agreement, upon the expiration or invalidity of any forms previously delivered and at times reasonably requested by the Borrower, duly completed copies of Internal Revenue Service Form W-9 or any successor form, provided it is legally able to do so at the time.

(g)    FATCA. If a payment made to a Lender under any Loan Document would be subject to United States federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by Law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this paragraph (g), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(h)    Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(i)    Treatment of Certain Refunds. If the Administrative Agent or any Lender determines, in its sole discretion, that it has received a refund or credit (in lieu of such refund) of any Taxes or Other Taxes as to which it has been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section with respect to the Taxes or Other Taxes giving rise to such refund), net of all reasonable out-of-pocket expenses of the Administrative Agent or any Lender, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Administrative Agent or any Lender, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Administrative Agent or any Lender in the event the Administrative Agent or any Lender is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the Administrative Agent or any Lender be required to pay any amount to the Borrower pursuant to this paragraph (h) the payment of which would place the Administrative Agent or such Lender in a less favorable net after-Tax position than the Administrative Agent or such Lender would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This subsection shall not be construed to require the Administrative Agent or any Lender to make available its tax returns or its books or records (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

SECTION 2.15. Payments Generally; Pro Rata Treatment; Sharing of Set‑offs.

(a)    Payments by the Borrower. The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest, or fees, or under Section 2.12, 2.13, or 2.14, or otherwise) or under any other Loan Document (except to the extent otherwise provided therein) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set‑off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent at the Administrative Agent’s Account, except as otherwise expressly provided in the relevant Loan Document and except payments pursuant to Sections 2.12, 2.13, 2.14 and 9.03, which shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All amounts owing under this Agreement (including commitment fees, payments required under Section 2.12, and payments required under Section 2.13, or under any other Loan Document (except to the extent otherwise provided therein) are payable in Dollars.

(b)    Application of Insufficient Payments. If at any time insufficient funds are received by and available to the Administrative Agent to pay fully all amounts of principal, interest and fees due hereunder, such funds shall be applied (i) first, to pay interest and fees due hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (ii) second, to pay principal then due hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties.

(c)    Pro Rata Treatment. Except to the extent otherwise provided herein: (i) the Loans on the Effective Date shall be made from the Lenders pro rata according to the amounts of their respective Commitments; (ii) each Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments (in the case of the making of the Loans on the Effective Date) or their respective Loans that are to be included in such Borrowing (in the case of conversions and continuations of Loans); (iii) each payment or prepayment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to such Lenders.

(d)    Sharing of Payments by Lenders. If any Lender shall, by exercising any right of set‑off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon then due than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by the Borrower pursuant to and in accordance with the express terms of this Agreement or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than to the Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set‑off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

(e)    Presumptions of Payment. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Federal Funds Effective Rate.

(f)    Certain Deductions by the Administrative Agent. If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.04(b) or 2.14(e), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.

SECTION 2.16. Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the Loans of such Defaulting Lender shall not be included in determining whether all Lenders, all Lenders, the Required Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 9.02); provided that, any waiver, amendment or modification requiring the consent of all Lenders or each affected Lender, including as set forth in Section 9.02(b)(i), (ii), (iii), (iv) or (v), shall require the consent of such Defaulting Lender.

SECTION 2.17. Mitigation Obligations; Replacement of Lenders.

(a)    Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any cost or expense not required to be reimbursed by the Borrower and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

(b)    Replacement of Lenders. If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any Indemnified Taxes or additional amount to any Lender or any Governmental Authority for account of any Lender pursuant to Section 2.14, or if any Lender becomes a Defaulting Lender or is a non-consenting Lender (as provided in Section 9.02(d)), then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts), and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

(c)    Defaulting Lender. If any Lender shall fail to make any payment required to be made by it pursuant to Section 9.03(c), then the Administrative Agent may, in its discretion and notwithstanding any contrary provision hereof, apply any amounts thereafter received by the Administrative Agent for account of such Lender for the benefit of the Administrative Agent to satisfy such Lender’s obligations under such Section until all such unsatisfied obligations are fully paid.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to the Lenders that:

SECTION 3.01. Organization; Powers. Each of American Capital, LLC, the Borrower and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing in, every jurisdiction where such qualification is required of American Capital, LLC, the Borrower or such Subsidiary, as applicable.

SECTION 3.02. Authorization; Enforceability. The Transactions are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each of the other Loan Documents when executed and delivered will constitute, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

SECTION 3.03. Governmental Approvals; No Conflicts. The Transactions (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except for (i) such as have been or will be obtained or made and are in full force and effect and (ii) filings and recordings in respect of the Liens created pursuant to the Security Documents, (b) will not violate any applicable law or regulation or the charter, by‑laws or other organizational documents of American Capital, LLC, the Borrower or any other Loan Parties or any order of any Governmental Authority, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon American Capital, LLC, the Borrower or any of its Subsidiaries or assets, or give rise to a right thereunder to require any payment to be made by any such Person except where such violation or default could not reasonably be expected to have a Material Adverse Effect, and (d) except for the Liens created pursuant to the Security Documents, will not result in the creation or imposition of any Lien on any asset of the Borrower or any other Loan Parties.

SECTION 3.04. Financial Condition; No Material Adverse Change.

(a)    Financial Statements. The Borrower has heretofore delivered to the Lenders the audited consolidated balance sheet and statements of operations, changes in net assets and cash flows of the Borrower and its Subsidiaries as of and for the fiscal year ended December 31, 2011, reported on by Ernst & Young LLP, independent public accountants. Such financial statements present fairly, in all material respects, the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of such dates and for such periods in accordance with GAAP applied on a consistent basis, subject to, in the case of such interim statements, year-end audit adjustments and the absence of footnotes. None of the Borrower or any of its Subsidiaries has on the Effective Date any material contingent liabilities, liabilities for material taxes, unusual forward or long‑term commitments or unrealized or anticipated losses from any unfavorable commitments not reflected in the financial statements referred to above.

(b)    No Material Adverse Change. Since December 31, 2011, there has not been any event, development or circumstance that has had or could reasonably be expected to have a material adverse effect on (i) the business, operations, Portfolio Investments and other assets, or financial condition of the Borrower and its Subsidiaries taken as a whole (excluding in any case a decline in the net asset value of the Borrower or a change in general market conditions or values of the Portfolio Investments of the Borrower or any of its Subsidiaries), (ii) the ability of the Borrower or any Loan Party to perform its obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent and the Lenders thereunder.

SECTION 3.05. Litigation. There are no actions, suits, investigations or proceedings by or before any arbitrator or Governmental Authority now pending against or, to the knowledge of the Borrower, threatened against or affecting American Capital, LLC, the Borrower or any Subsidiary (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, could reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect or (ii) that involve this Agreement or the Transactions.

SECTION 3.06. Compliance with Laws and Agreements. Each of American Capital, LLC, the Borrower and its Subsidiaries is in compliance with all laws, regulations and orders of any Governmental Authority applicable to it or its property and all indentures, agreements and other instruments binding upon it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. None of American Capital, LLC or any Loan Party is subject to any contract or other arrangement, the performance of which by them could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.07. Sanctioned Persons. None of American Capital, LLC, the Borrower or any Subsidiary nor, to the knowledge of the Borrower, any director or officer of American Capital, LLC, the Borrower or any Subsidiary is currently the subject of any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and no Loan Party nor American Capital, LLC will to its actual knowledge directly or indirectly use the proceeds of the Loans or otherwise make available such proceeds to any Person for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

SECTION 3.08. Taxes. Each of American Capital, LLC, the Borrower and its Subsidiaries has timely filed or caused to be filed all material Tax returns and reports required to have been filed and has paid or caused to be paid all material Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Person has set aside on its books adequate reserves or (b) to the extent that the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.09. ERISA. No ERISA Event has occurred or is reasonably expected to occur that, when taken together with all other such ERISA Events for which liability is reasonably expected to occur, could reasonably be expected to result in a Material Adverse Effect.

SECTION 3.10. Disclosure. The Borrower has disclosed to the Lenders all agreements, instruments and corporate or other restrictions to which it, American Capital, LLC or any Subsidiary is subject, and all other matters known to it, that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect. None of the reports, financial statements, certificates or other information furnished by or on behalf of the Borrower to the Lenders in connection with the negotiation of this Agreement and the other Loan Documents or delivered hereunder or thereunder (as modified or supplemented by other information so furnished) contains any material misstatement of fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that, with respect to projected financial information, the Borrower represents only that such information was prepared in good faith based upon assumptions believed to be reasonable at the time.

SECTION 3.11. Investment Company Act; Margin Regulations.

(a)    Status as Business Development Company. The Borrower is an “investment company” that has elected to be regulated as a “business development company” within the meaning of the Investment Company Act.

(b)    Compliance with Investment Company Act. The business and other activities of American Capital, LLC, the Borrower and its Subsidiaries, including the making of the Loans hereunder, the application of the proceeds and repayment thereof by the Borrower and the consummation of the Transactions contemplated by the Loan Documents do not result in a violation or breach in any material respect of the provisions of the Investment Company Act or any rules, regulations or orders issued by the Securities and Exchange Commission thereunder, in each case, that are applicable to American Capital, LLC, the Borrower and its Subsidiaries.

(c)    Investment Policy. The Borrower is in compliance with the Investment Policy delivered to the Lenders prior to the Effective Date, except to the extent that the failure to so comply could not reasonably be expected to result in a Material Adverse Effect.

(d)    Use of Credit. None of American Capital, LLC, the Borrower or any of its Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying Margin Stock, and no part of the proceeds of any extension of credit hereunder will be used to buy or carry any Margin Stock.

SECTION 3.12. Material Agreements and Liens.

(a)    Material Agreements. Part A of Schedule II is a complete and correct list of each credit agreement, loan agreement, indenture, note purchase agreement, guarantee, letter of credit and other arrangement (other than immaterial arrangements) providing for or otherwise relating to any Indebtedness or any extension of credit (or commitment for any extension of credit) to, or guarantee by, American Capital, LLC, the Borrower or any of its Subsidiaries outstanding on the Effective Date (after giving effect to the Transactions to occur on the Effective Date and other than the Revolving Credit Agreement), and the aggregate principal or face amount outstanding or that may become outstanding under each such arrangement in each case as of the Effective Date is correctly described in Part A of Schedule II.

(b)    Liens. Part B of Schedule II is a complete and correct list of each Lien securing Indebtedness of any Person outstanding on the Effective Date covering any property of American Capital, LLC, the Borrower or any Loan Parties (other than Liens under the Loan Documents), and the aggregate principal (or equivalent) amount of Indebtedness secured (or that may be secured) by each such Lien and the property covered by each such Lien is correctly described in Part B of Schedule II.

SECTION 3.13. Subsidiaries and Investments.

(a)    Subsidiaries. Set forth in Part A of Schedule IV is a complete and correct list of all of the Subsidiaries of American Capital, LLC and the Borrower on the Effective Date together with, for each such Subsidiary, (i) the jurisdiction of organization of such Subsidiary and (ii) whether such Subsidiary is a Financing Subsidiary or an Excluded Subsidiary. Except as disclosed in Part A of

Schedule IV, (x) each of American Capital, LLC and the Borrower owns, free and clear of Liens (other than any lien permitted by Section 6.02 hereof), and has (and will have) the unencumbered right to vote, all outstanding ownership interests in each Person shown to be held by it in Part A of Schedule IV, and (y) all of the issued and outstanding capital stock of each such Person organized as a corporation is validly issued, fully paid and nonassessable. Each Subsidiary identified on said Part A of Schedule IV as a “Financing Subsidiary” qualifies as such under the definition of “Financing Subsidiary” set forth in Section 1.01.

(b)    Investments. Set forth in Part B of Schedule IV is a complete and correct list of all Investments (other than Investments of the types referred to in clauses (c), (d) and (e) of Section 6.04) held by American Capital, LLC and any of the Loan Parties in any Person on the Effective Date and, for each such Investment, (x) the identity of the Person or Persons holding such Investment and (y) the nature of such Investment. Except as disclosed in Part B of Schedule IV, each of American Capital, LLC, the Borrower and its Subsidiaries owns, free and clear of all Liens (other than Liens created pursuant to the Security Documents or permitted by Sections 6.02(a), (d) and (e)), all such Investments.

SECTION 3.14. Properties.

(a)    Title Generally. Each of American Capital, LLC, the Borrower and the other Loan Parties has good title to, or valid leasehold interests in, all its real and personal property material to its business, except for minor defects in title that do not interfere with its ability to conduct its business as currently conducted or to utilize such properties for their intended purposes.

(b)    Intellectual Property. Each of American Capital, LLC, the Borrower and its Subsidiaries owns, or is licensed to use, all trademarks, tradenames, copyrights, patents and other intellectual property material to its business, and the use thereof by American Capital, LLC, the Borrower and its Subsidiaries does not infringe upon the rights of any other Person, except for any such infringements that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 3.15. Security Documents. The provisions of the Security Documents are effective to create in favor of the Collateral Agent for the benefit of the Secured Parties a legal, valid and enforceable Lien (subject to Liens permitted by Section 6.02) on all right, title and interest of the respective Loan Parties in the Collateral described therein to secure the Secured Obligations (as defined in the Guarantee and Security Agreement), except for any failure that would not constitute an Event of Default under Section (q) of Article VII. Except for filings completed prior to the Effective Date and as contemplated hereby and by the Security Documents, no filing or other action will be necessary to perfect such Liens to the extent required thereunder, except for the failure to make any filing that would not constitute an Event of Default under Section (q) of Article VII.

ARTICLE IV
CONDITIONS

SECTION 4.01. Effective Date. This Agreement shall become effective on the date on which each of the following documents shall have been delivered and each of the following conditions shall have been met, in each case, each of which shall be satisfactory to the Administrative Agent (and to the extent specified below, to each Lender) in form and substance (or such condition shall have been waived in accordance with Section 9.02):

(a)    Executed Counterparts. From each party hereto either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission of a signed signature page to this Agreement) that such party has signed a counterpart of this Agreement.

(b)    Audited Financial Statements. (i) Audited consolidated financial statements of the Borrower for the three most recent fiscal years ended prior to the Effective Date as to which such financial statements are available, and (ii) unaudited interim consolidated financial statements of the Borrower for each fiscal quarterly period ended subsequent to the date of the latest financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available.

(c)    Fees and Expenses. Evidence of the payment by the Borrower of all fees payable to the Lenders on the Effective Date that the Borrower has agreed to pay in connection with this Agreement. The Borrower shall have paid all reasonable and documented expenses (including the reasonable legal fees of Milbank, Tweed, Hadley & McCloy LLP) for which invoices have been presented that the Borrower has agreed to pay in connection with this Agreement.

(d)    Opinion of Counsel to the Loan Parties. A favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Effective Date) of Winston & Strawn LLP, counsel for the Loan Parties, in form and substance reasonably satisfactory to the Administrative Agent, in substantially the form of Exhibit C, and covering such other matters relating to the Loan

Parties, this Agreement or the Transactions as the Required Lenders shall reasonably request (and the Borrower hereby instructs such counsel to deliver such opinion to the Lenders and the Administrative Agent).

(e)    Opinion of Special New York Counsel to JPMCB. An opinion, dated the Effective Date, of Milbank, Tweed, Hadley & McCloy, LLP, special New York counsel to JPMCB (and JPMCB hereby instructs such counsel to deliver such opinion to the Lenders).

(f)    Corporate Documents. Such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Loan Parties, the authorization of the Transactions and any other legal matters relating to the Loan Parties, this Agreement or the Transactions, all in form and substance satisfactory to the Administrative Agent and its counsel.

(g)    Officer’s Certificate. A certificate, dated the Effective Date and signed by the President, a Vice President or a Financial Officer of the Borrower, confirming compliance with the conditions set forth in clauses (o), (p) and (q) of this Section.

(h)    Liens. Results of a recent lien search in each relevant jurisdiction with respect to the Borrower and such search shall reveal no liens on any of the assets of the Loan Parties except for liens permitted under Section 6.02.

(i)    Guarantee and Security Agreement. The duly executed Guarantee and Security Agreement.

(j)     Collateral Agency Agreement. The duly executed Collateral Agency Agreement.

(k)    Borrowing Base Certificate. A Borrowing Base Certificate as of June 30, 2012.

(l)    Repayment of Existing Indebtedness. Evidence that the Indebtedness listed on Schedule VIII shall be repaid and the applicable debt documents terminated simultaneously with the Effective Date and that existing Liens on the Collateral shall have been released.

(m)    Other Documents. Such other documents as the Administrative Agent or any Lender or special New York counsel to JPMCB may reasonably request.

(n)    Valuation Policy. A copy of the Valuation Policy, which shall be delivered to the Administrative Agent for distribution to those Lenders who have elected to receive “private information,” as defined in Section 9.12.

(o)    Revolving Credit Facility. The Revolving Credit Facility shall have become effective with commitments totaling not less than $250,000,000.

(p)    Representations and Warranties. The representations and warranties of the Borrower set forth in this Agreement and in the other Loan Documents shall be true and correct in all material respects (or, in the case of the representations and warranties already subject to a materiality qualifier, true and correct in all respects) on and as of the Effective Date, or, as to any such representation or warranty that refers to a specific date, as of such specific date; and

(q)    No Default. At the time of and immediately after giving effect to the Loans made on the Effective Date, no Default or Event of Default shall have occurred and be continuing.

ARTICLE V
AFFIRMATIVE COVENANTS

Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, the Borrower covenants and agrees with the Lenders that:

SECTION 5.01. Financial Statements and Other Information. The Borrower will furnish to the Administrative Agent and each Lender:

(a)    within 90 days after the end of each fiscal year of the Borrower, the audited consolidated balance sheet and related statements of operations, changes in net assets and cash flows of the Borrower and its Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by Ernst & Young LLP or other independent public accountants of recognized national standing to the effect that such consolidated financial statements present fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied; provided that the requirements set forth in this clause (a) may be fulfilled by providing to the Administrative Agent and the Lenders the report of the Borrower to the SEC on Form 10-K for the applicable fiscal year;

(b)    within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Borrower, the consolidated balance sheet and related statements of operations, changes in net assets and cash flows of the Borrower and its Subsidiaries as of the end of and for such fiscal quarter and the then-elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for (or, in the case of the balance sheet, as of the end of) the corresponding period or periods of the previous fiscal year, all certified by a Financial Officer of the Borrower as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year‑end audit adjustments and the absence of footnotes; provided that the requirements set forth in this clause (b) may be fulfilled by providing to the Lenders the report of the Borrower to the SEC on Form 10-Q for the applicable quarterly period;

(c)    concurrently with any delivery of financial statements under clause (a) or (b) of this Section, a certificate of a Financial Officer of the Borrower (i) certifying as to whether the Borrower has knowledge that a Default has occurred and, if a Default has occurred, specifying the details thereof and any action taken or proposed to be taken with respect thereto, (ii) setting forth reasonably detailed calculations demonstrating compliance with Sections 6.01, 6.02, 6.04, 6.05 and 6.07 as of the quarter end date to which such certificate relates and (iii) stating whether any change in GAAP as applied by (or in the application of GAAP by) the Borrower has occurred since the date of the audited financial statements referred to in Section 3.04 and, if any such change has occurred, specifying the effect of such change on the financial statements accompanying such certificate;

(d)    as soon as available and in any event not later than 45 days following each March

31, June 30, and September 30, and not later than 75 days following each December 31, a Borrowing Base Certificate as at the last day of such accounting period presenting the Borrower’s computation (and including the rationale for any industry reclassification) and including a certification of a Financial Officer as to compliance with Sections 2.08(b), 6.03(e), 6.04(e) and 6.05(b) and Section 8.2 of the Guarantee and Security Agreement during the period covered by such Borrowing Base Certificate;

(e)    promptly but no later than five Business Days after the Borrower shall at any time have knowledge that there is a Borrowing Base Deficiency, a Borrowing Base Certificate as at the date the Borrower has knowledge of such Borrowing Base Deficiency, indicating the amount of the Borrowing Base Deficiency as at the date the Borrower obtained knowledge of such deficiency, and the amount of the Borrowing Base Deficiency as of the date not earlier than one Business Day prior to the date the Borrowing Base Certificate is delivered pursuant to this paragraph;

(f)    promptly after the same become publicly available, copies of all periodic and other reports, proxy statements and other materials filed by any of the Loan Parties with the Securities and Exchange Commission, or any Governmental Authority succeeding to any or all of the functions of said commission, or with any national securities exchange, as the case may be; and

(g)    promptly following any request therefor, such other information regarding the operations, business affairs and financial condition of the Borrower or any of its Subsidiaries, or compliance with the terms of this Agreement and the other Loan Documents, as the Administrative Agent or any Lender may reasonably request.

Notwithstanding anything in this Section 5.01 to the contrary, the Borrower shall be deemed to have satisfied the requirements of this Section 5.01 (other than Sections 5.01(c), (d) and (e)) if the reports, documents and other information of the type otherwise so required are publicly available when required to be filed on EDGAR at the www.sec.gov website or any successor service provided by the Securities and Exchange Commission, provided notice of such availability is provided to the Administrative Agent at or prior to the time period required by this Section 5.01.

SECTION 5.02. Notices of Material Events. The Borrower will furnish to the Administrative Agent for provision to each Lender prompt written notice of the following:

(a)    the occurrence of any Default;

(b)    the filing or commencement of any action, suit or proceeding by or before any arbitrator or Governmental Authority against or affecting the Borrower or any of its Affiliates that, if adversely determined, could reasonably be expected to result in a Material Adverse Effect;

(c)    the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred, could reasonably be expected to result in liability of the Borrower and its Subsidiaries in an aggregate amount exceeding $25,000,000; and

(d)    any other development that results in, or could reasonably be expected to result in, a Material Adverse Effect.

Each notice delivered under this Section shall be accompanied by a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

SECTION 5.03. Existence; Conduct of Business. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business; provided that the foregoing shall not prohibit any merger, consolidation, liquidation or dissolution permitted under Section 6.03.

SECTION 5.04. Payment of Obligations. The Borrower will, and will cause each of its Subsidiaries to, pay its obligations, including tax liabilities and material contractual obligations, that, if not paid, could reasonably be expected to result in a Material Adverse Effect before the same shall become delinquent or in default, except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings, (b) the Borrower or such Subsidiary has set aside on its books adequate reserves with respect thereto in accordance with GAAP and (c) the failure to make payment pending such contest could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.05. Maintenance of Properties; Insurance. The Borrower will, and will cause each of its Subsidiaries to, (a) keep and maintain all property material to the conduct of its business in good working order and condition, ordinary wear and tear excepted, and (b) maintain, with financially sound and reputable insurance companies, insurance in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

SECTION 5.06. Books and Records; Inspection Rights. The Borrower will, and will cause each of its Subsidiaries and American Capital, LLC and European Capital, Limited and their respective Subsidiaries to, keep books of record and account in accordance with GAAP. The Borrower will, and will cause each other Loan Party to, permit any representatives designated by the Administrative Agent or any Lender, upon reasonable prior notice, to visit and inspect its properties during business hours, to examine and make extracts from its books and records (including books and records maintained by American Capital, LLC, European Capital, Limited, or by any Loan Party and their respective Subsidiaries in such Person’s capacity as a “servicer” with respect to any other Financing Subsidiary, and any books, records and documents held by the Custodian), and to discuss its affairs, finances and condition with its officers and independent accountants, all at such reasonable times and as often as reasonably requested, in each case, to the extent such inspection or requests for such information are reasonable and such information can be provided or discussed without violation of law, rule, regulation or contract; provided that the Borrower shall be entitled to have its representatives and advisors present during any inspection of its books and records.

SECTION 5.07. Compliance with Laws. The Borrower will, and will cause each of its Subsidiaries to, comply with all laws, rules, regulations, including the Investment Company Act, any applicable rules, regulations or orders issued by the Securities and Exchange Commission thereunder and orders of any other Governmental Authority applicable to it or its property, except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect.

SECTION 5.08. Certain Obligations Respecting Subsidiaries; Further Assurances.

(a)    Subsidiary Guarantors. In the event that any Loan Party shall form or acquire any new wholly-owned Domestic Subsidiary (other than an Excluded Subsidiary), the Borrower will cause such new Subsidiary to become a “Subsidiary Guarantor” (and, thereby, a “Loan Party”) under a Guarantee Assumption Agreement and to deliver such proof of corporate or other action, incumbency of officers, opinions of counsel and other documents as is consistent with those delivered by the Borrower pursuant to Section 4.01 upon the Effective Date or as the Administrative Agent shall have reasonably requested.

(b)    Ownership of Subsidiaries. The Borrower will, and will cause each of its Subsidiaries to, take such action from time to time as shall be necessary to ensure that each Subsidiary Guarantor is a wholly-owned Subsidiary.

(c)    Further Assurances. The Borrower will, and will cause each of the Subsidiary Guarantors to, take such action from time to time as shall reasonably be requested by the Administrative Agent to effectuate the purposes and objectives of this Agreement. Without limiting the generality of the foregoing, the Borrower will, and will cause each of the Subsidiary Guarantors to, take such action from time to time (including filing appropriate Uniform Commercial Code financing statements and executing and delivering such assignments, security agreements and other instruments) as shall be reasonably requested by the Administrative Agent

(i)    to create, in favor of the Collateral Agent for the benefit of the Lenders (and the counterparties to any Permitted Hedging Agreement secured by the Collateral), the Revolver Lenders and the holders of any Secured Longer-Term Indebtedness, perfected security interests and Liens in the Collateral; provided that any such security interest or Lien shall be subject to the relevant requirements of the Security Documents; provided further, that in the case of any Collateral consisting of voting stock of any Controlled Foreign Corporation, such security interest shall be limited to 65% of the issued and outstanding voting stock of such Controlled Foreign Corporation;

(ii)    to cause its Excluded Subsidiaries, and any custodians or account banks and securities intermediaries acting on their behalf, or trustee or representative acting for any Person extending credit to any Excluded Subsidiary, to execute and deliver such intercreditor and other agreements, in form and substance reasonably satisfactory to the Administrative Agent, as it shall determine are necessary to confirm that none of such Excluded Subsidiaries or custodians claims any interest or Lien upon any property of any Loan Party and that any custodian that holds documentation on behalf of both the Loan Parties and any Excluded Subsidiary will provide access to such documentation consistent with the provisions of Section 5.06;

(iii)    in the case of any Portfolio Investment consisting of a commercial loan that does not constitute all of the credit extended to the underlying borrower under the relevant underlying loan documents and an Excluded Subsidiary holds any interest in the loans or other extensions of credit under such loan documents, (x) cause such Excluded Subsidiary to be party to such underlying loan documents as a “lender” having a direct interest (or a participation not acquired from a Loan Party) in such underlying loan documents and the extensions of credit thereunder and (y) ensure that all amounts owing to such Loan Party or Excluded Subsidiary by the underlying borrower or other obligated party are remitted by such borrower or obligated party directly to separate accounts of such Loan Party and such Excluded Subsidiary or to an account subject to an appropriate intercreditor agreement;

(iv)    in the event that any Loan Party is acting as an agent or administrative agent under any loan documents with respect to any Loan that does not constitute all of the credit extended to the underlying borrower under the relevant underlying loan documents, ensure that all funds held by such Loan Party in such capacity as agent or administrative agent is promptly segregated from all other funds of such Loan Party and clearly identified as being held in an agency capacity; and

(v)    cause all loan and other documents relating to any Portfolio Investment to be held by (x) the Collateral Agent or (y) the Custodian pursuant to the terms of the Custodian Agreement (or another custodian reasonably satisfactory to the Administrative Agent), or pursuant to an appropriate intercreditor agreement, so long as the Custodian (or custodian) has agreed to grant access to such loan and other documents to the Administrative Agent and the Lenders pursuant to an access or similar agreement between the Borrower and such Custodian (or custodian) in form and substance reasonably satisfactory to the Administrative Agent.

(d)    Financing Subsidiaries. In the event that the Borrower designates any direct or indirect Subsidiary as a “Financing Subsidiary,” such designation shall be effected pursuant to a certificate of a Financial Officer delivered to the Administrative Agent, which certificate shall include a statement to the effect that, to the best of such officer’s knowledge, such designation complies with the conditions set forth in clauses (a) or (b) of the definition of Financing Subsidiary set forth in Section 1.01. For the avoidance of doubt, in the case of clause (a) of the definition of Financing Subsidiary set forth in Section 1.01, compliance with Section 6.03(d) shall be determined after giving effect to any such designation.

(e)    Business Loan Trusts. Upon the repayment or other discharge of all Indebtedness outstanding on the date of this Agreement of any Business Loan Trust, the Borrower shall cause all of the Investments then held by such Business Loan Trust to be distributed or transferred to the Borrower and designated as “Term Loan First Priority Collateral” in accordance with Section 8.3 of the Guarantee and Security Agreement. The Borrower will not, and will not permit any Business Loan Trust, (i) to amend, restate, replace, refinance or modify the terms of any of such Business Loan Trust’s Indebtedness if the effect thereof is to extend or delay the repayment of all or any portion thereof or (ii) otherwise to agree to any such extension or delay.

SECTION 5.09. Use of Proceeds. The Borrower will use the proceeds of the Loans to (a) refinance the Indebtedness specified on Schedule VIII and (b) fund certain fees and expenses associated with the Facility (including Original Issue Discount); provided that, neither the Administrative Agent nor any Lender shall have any responsibility as to the use of any of such proceeds. No part of the proceeds of any Loan will be used in violation of applicable law or, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of buying or carrying any Margin Stock. Margin Stock shall be purchased by the Loan Parties only with the proceeds of Indebtedness not directly or indirectly secured by Margin Stock (within the meaning of Regulation U), or with the proceeds of equity capital of the Borrower.

SECTION 5.10. Status of BDC. The Borrower shall at all times maintain its status as a “business development company” under the Investment Company Act.

SECTION 5.11. Investment and Valuation Policies. The Borrower shall promptly advise the Administrative Agent of any material change in either the Investment Policy or the Valuation Policy.

SECTION 5.12. Portfolio Valuation and Diversification, Etc.

(a)    Industry Classification Groups. For purposes of this Agreement, the Borrower shall assign each Portfolio Investment and each asset of each Financing Subsidiary given value in the Borrowing Base calculation to an Industry Classification Group. To the extent that any Portfolio Investment or any such asset is not correlated with the risks of other Portfolio Investments or other such assets in an Industry Classification Group established by Moody’s, such Portfolio Investment or asset may be assigned by the Borrower to an Industry Classification Group that is more closely correlated to such Portfolio Investment or asset, as the case may be. In the absence of any correlation, the Borrower shall be permitted, upon notice to the Administrative Agent and each Lender to create up to three additional industry classification groups for purposes of this Agreement.

(b)    Investment Company Diversification Requirements. The Borrower will, and will cause its Subsidiaries (other than Subsidiaries that are exempt from the Investment Company Act) at all times to comply in all material respects with the portfolio diversification and similar requirements set forth in the Investment Company Act applicable to business development companies and that are applicable to the Borrower and such Subsidiaries.

(c)    Settlement Date Basis. For purposes of this Agreement, all determinations of whether an investment is to be included as a Portfolio Investment shall be determined on a settlement-date basis (meaning that any investment that has been purchased will not be treated as a Portfolio Investment until such purchase has settled, and any Portfolio Investment which has been sold will not be excluded as a Portfolio Investment until such sale has settled); provided that, no such investment shall be included as a Portfolio Investment to the extent it has not been paid for in full. For the avoidance of doubt, the Value of any Portfolio Investment determined in accordance with this Section 5.12, including any Value determined on a settlement-date basis in accordance with the foregoing sentence, shall be the Value of such Portfolio Investment for purposes of this Agreement until a new Value for such Portfolio Investment is subsequently determined in good faith in accordance with this Section 5.12.

(d)    Determination of Values. The Borrower will conduct reviews of the value to be assigned to each of its Portfolio Investments as follows:

(i)    Internal Review. The Borrower shall conduct an internal review of the aggregate value of the Portfolio Investments included in the Borrowing Base, and of the Borrowing Base, at least once each calendar month (and promptly upon the Borrower having knowledge of any developments suggesting a material change in the Value of the Portfolio Investments), which shall take into account any events of which the Borrower has knowledge that materially affect the aggregate Value of the Portfolio Investments included in the Borrowing Base. If, based upon such internal review, the Borrower determines that a Borrowing Base Deficiency exists, then the Borrower shall, within five Business Days as provided in Section 5.01(e), deliver a Borrowing Base Certificate reflecting the new amount of the Borrowing Base and shall take the actions, and make the payments and prepayments, all as more specifically set forth in Section 2.08(b).

(ii)    Quarterly Valuation. The Borrower shall, as of each Quarterly Date, value all Portfolio Investments included in the Borrowing Base in a manner consistent with its Valuation Policy.

(iii)    Value of American Capital, LLC. For purposes of determining the Borrowing Base, the Value of American Capital, LLC shall be the Agreed Portion of Adjusted EBITDA of American Capital, LLC.

(iv)    Failure to Determine Values. If the Borrower shall fail to determine the value of any Portfolio Investment in a manner consistent with its “valuation policy” (the “Valuation Policy”) as at any date pursuant to the requirements of the foregoing clauses (i) through (iii), the “Value” of such Portfolio Investment as at such date shall be deemed to be zero.

provided that, in no event shall any Portfolio Investment be valued pursuant to the foregoing requirements less frequently than quarterly.

SECTION 5.13. Calculation of Borrowing Base. For purposes of this Agreement, the “Borrowing Base” shall be determined, as at any date of determination, as the sum of the Advance Rates of the Value of each Portfolio Investment and the Adjusted Value of each Financing Subsidiary given value in the Borrowing Base calculation plus the Agreed Portion of Adjusted EBITDA of American Capital, LLC plus the Agreed Portion of Shared Cash, provided that:

(a)    the Advance Rate applicable to the sum of (i) that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities in accordance with GAAP and (ii) the Value of the Agreed Portion of Assets of each Financing Subsidiary included in the Borrowing Base calculation that would constitute such Portfolio Investments if held directly by the Borrower exceeding 6% of the aggregate Value of all Portfolio Investments and such Agreed Portion of Assets of Financing Subsidiaries in the Borrowing Base as of the end of the most recent quarter, shall be 50% of the otherwise applicable Advance Rate; provided that, one such group (as selected by the Borrower from time to time) may not be subject to the foregoing limitation until it exceeds 8% of the aggregate Value of all Portfolio Investments and such Agreed Portion of Assets of Financing Subsidiaries in the Borrowing Base.

(b)    the Advance Rate applicable to the sum of (i) that portion of the aggregate Value of the Portfolio Investments of all issuers in a consolidated group of corporations or other entities in accordance with GAAP and (ii) the Value of the Agreed Portion of Assets of each Financing Subsidiary included in the Borrowing Base calculation that would constitute such Portfolio Investments if held directly by the Borrower exceeding 12% of the aggregate Value of all Portfolio Investments and such Agreed Portion of Assets of Financing Subsidiaries in the Borrowing Base as of the end of the most recent quarter shall be 0%.

(c)    the Advance Rate applicable to the sum of (i) that portion of the aggregate Value of the Portfolio Investments in any single Industry Classification Group and (ii) the Value of the Agreed Portion of Assets of each Financing Subsidiary included in the Borrowing Base calculation that would constitute such Portfolio Investments if held directly by the Borrower exceeding 25% of the aggregate Value of all Portfolio Investments and such Agreed Portion of Assets of Financing Subsidiaries in the Borrowing Base as of the end of the most recent quarter shall be 0%; provided that, such limit shall be 30% in the case of such limitation with respect to one Industry Classification Group specified by the Borrower from time to time in its sole discretion.

(d)    the Advance Rate applicable to that portion of the aggregate Value of the Borrower’s investments in Lien Restricted Investments shall be 0% to the extent necessary so that no more than 2% of the Borrowing Base is attributable to such investments.

(e)    for purposes of calculating the limitations set forth in clauses (a), (b) and (c) above, Cash and Cash Equivalents (including U.S. Government and Agency Securities) comprising more than 10% of Term Loan First Priority Collateral shall not be counted in Term Loan First Priority Collateral.

(f)    the foregoing limitations shall not apply to the Borrower’s investment in American Capital, LLC. To the extent that the value of American Capital, LLC and its subsidiaries determined in accordance with this Section 5.13 would exceed 35% of the aggregate value of the Borrowing Base, the amount in excess of 35% shall not be included in the Borrowing Base.

The Borrower may from time to time elect to exclude particular assets from the Agreed Portion of Assets of any Financing Subsidiary identified by it from the Adjusted Asset Value of such Financing Subsidiary for all purposes of this Section 5.13, including computation of the Adjusted Value of such Financing Subsidiary and the limitations set forth above; provided that, no such exclusion shall have any effect on any applicable Adjustment Factor (as defined below).

No Portfolio Investment may be included in the Borrowing Base until such time as such

Portfolio Investment has been Delivered (as defined in the Guarantee and Security Agreement) to the Collateral Agent as a part of the Term Loan First Priority Collateral, and then only for so long as such Portfolio Investment continues to be Delivered as contemplated therein (it being understood that any Portfolio Investment shall continue to be Delivered in connection with any escrowed release of such Collateral pursuant to Section 6.12(e) or (f) of the Collateral Agency Agreement); provided that, in the case of any Portfolio Investment in which the Collateral Agent has a first-priority perfected security interest pursuant to a valid Uniform Commercial Code filing (and for which no other method of perfection with a higher priority is possible), such Portfolio Investment may be included in the Borrowing Base so long as all remaining actions to complete “Delivery” are satisfied within seven days of such inclusion. Voting stock of any Controlled Foreign Corporation in excess of 65% of the issued and outstanding voting stock of such Controlled Foreign Corporation shall not be included as a Portfolio Investment for purposes of calculating the Borrowing Base.

For the avoidance of doubt, to avoid double-counting of excess concentrations, any Advance Rate reductions set forth under this Section 5.13 shall be without duplication of any other such Advance Rate reductions.

For the avoidance of doubt, (a) any Portfolio Investment that does not have an “Advance Rate” specified below shall not constitute part of the Borrowing Base, and (b) any Financing Subsidiary not wholly-owned directly or indirectly by the Borrower shall not constitute part of the Borrowing Base if the equity interests in such Financing Subsidiary held, directly or indirectly, by the Borrower are treated less favorably or have less favorable rights or benefits than the other class or classes of equity in such Financing Subsidiary held by Persons other than the Borrower and its Subsidiaries.

As used herein, the following terms have the following meanings:

“Adjusted Asset Value” means, for any Financing Subsidiary, the aggregate of the products of the Value of each asset (other than Restricted Cash) of such Financing Subsidiary (determined in accordance with Section 5.12 as if such asset were a Portfolio Investment) multiplied by the applicable Advance Rate for such asset.

“Adjusted Debt” means, for any Financing Subsidiary, the excess of the total Indebtedness of such Financing Subsidiary over Restricted Cash of such Financing Subsidiary (adjusted for assets and liabilities related to the Hedging Agreements attributable to such Financing Subsidiaries).

“Adjusted Value” as to any Financing Subsidiary means the excess, if any, of (a) the Adjusted Asset Value of such Financing Subsidiary over (b) the product of (x) the Adjusted Debt of such Financing Subsidiary multiplied by (y) the applicable Adjustment Factor.

“Adjustment Factor” means, for any Financing Subsidiary, the factor applicable to such Financing Subsidiary determined according to the following table. Where a different Adjustment Factor would apply pursuant to Column A and B, the applicable Adjustment Factor shall be the one that results in the lower amount being included in the Borrowing Base.

A	B	C

Adjusted Debt as a percentage of the value of assets (other than Restricted Cash) of such Financing Subsidiary	Remaining Period to Remaining Expected Life of Adjusted Debt[2]	Adjustment Factor

Less than 10%	Less than 6 months	1.05x

10% or more but less than 20%	6 months or more but less than 1 year	1.15x

20% or more but less than 50%	1 year or more but less than 2 years	1.5x

50% or more	2 years or more	No value included in Term Loan Borrowing Base

_______
2 As reasonably determined by the Borrower taking into account economic defeasance by cash and cash equivalents.

“Advance Rate” means, as to any Portfolio Investment and Financing Subsidiary and subject to adjustment as provided in Section 5.13(a) through (f), the following percentages with respect to the Value of such Portfolio Investment or the Adjusted Value of such Financing Subsidiary, respectively:

Portfolio Investment or Financing Subsidiary        Advance Rate

Net Cash and Cash Equivalents, and        100%
Short-Term U.S. Government and Agency Securities
(i.e., the sum of the foregoing over the excess, if any, of the allocable portion of accounts payable over the allocable portion of accounts receivable (excluding accounts of American Capital, LLC and its Subsidiaries but including cash dividends declared (i.e., payable)
by American Capital, LLC))
Long-Term U.S. Government and Agency Securities and        95%
Specified Money Market Securities
Performing First Lien Portfolio Loans        ~~65~~75%†
Performing Unitranche Portfolio Loans         ~~60~~70%†
Performing Second Lien Portfolio Loans         ~~55~~65%†
Performing Cash Pay Mezzanine Investments        ~~45~~55%
Non-Performing First Lien Portfolio Loans         ~~45~~0%
Non-Performing Unitranche Portfolio Loans         ~~40~~0%
Performing CLO/CMBS Debt        38%
Performing Non-Cash Pay Investments        35%
Non-Performing Second Lien Portfolio Loans         ~~35~~0%
Non-Performing Investments        ~~30~~0%
Equity Investments*        25%
CLO Equity        15%
Agreed Portion of Adjusted Value of Financing Subsidiaries        100%
(including Business Loan Trusts)
Agreed Portion of Adjusted EBITDA of American Capital, LLC    100%

† If more than 10% of the Value of Portfolio Loans included in this category consists of fixed rate loans, the Advance Rate with respect to that portion of such fixed rate loan that exceeds such 10% shall be 5 percentage points lower than the Advance Rate otherwise applicable to Portfolio Loans in such category.

* To include investment in any Lien Restricted Investments so long as (A) there are no greater restrictions or limitations in any material respect on the ability of the Borrower to liquidate such Lien Restricted Investments or the investments therein (including any material redemption restrictions or penalties) and use the proceeds thereof than would be applicable if each investment held by such Lien Restricted Investments were held directly as a Portfolio Investment by the Borrower and (B) there is no leverage employed in such Lien Restricted Investments.

“Agreed Portion of Adjusted Value” means the portion of the Adjusted Value of a Financing Subsidiary that is the same proportion of such Adjusted Value as the Borrower’s direct and indirect ownership interest in such Financing Subsidiary represents of the aggregate ownership interests in such Financing Subsidiary.

“Agreed Portion of Assets” means the portion of the assets of a Financing Subsidiary that is the same proportion of such assets as the Borrower’s direct and indirect ownership interest in such

Financing Subsidiary represents of the aggregate ownership interests in such Financing Subsidiary.

“Cash” has the meaning assigned to such term in Section 1.01.

“Cash Equivalents” has the meaning assigned to such term in Section 1.01.

“Cash Pay Mezzanine Investments” means Mezzanine Investments as to which, at the time of determination, not less than 66% of the interest (including accretions and pay-in-kind interest) for the current monthly, quarterly, semi-annual or annual period (as applicable) is payable in Cash.

“Cash Pay Portfolio Loans” means Portfolio Loans as to which, at the time of determination, all of the interest on which is payable not less frequently than quarterly and for which not less than 66% of the interest (including accretions and “pay-in-kind” interest) for the current monthly or quarterly period (as applicable) is payable in Cash.

“CLO Equity” means Equity Interests in a CLO.

“CLO/CMBS Debt” means obligations secured directly by, referenced to, or representing ownership of, a pool of structured finance products including obligations customarily referred to as commercial mortgage-backed securities, collateralized loan obligation securities, or collateralized debt-obligation securities.

“Equity Investments” means investments in Equity Interests.

“First Lien Portfolio Loan” means a Cash Pay Portfolio Loan that is entitled to the benefit of a first lien and first priority perfected security interest on a substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof.

“Long-Term U.S. Government and Agency Securities” means U.S. Government and Agency Securities maturing more than one month from the applicable date of determination.

“Mezzanine Investments” means debt obligations (including convertible debt obligations (other than the “in-the-money” equity component thereof)) that are (a) issued by public or private issuers, (b) issued without registration under the Securities Act, (c) not issued pursuant to Rule 144A under the Securities Act (or any successor provision thereunder), (d) not Cash Equivalents and (e) contractually subordinated in right of payment to other debt of the same issuer.

“Non-Performing” means any Portfolio Investment that is not Performing.

“Non-Performing First Lien Portfolio Loans” means First Lien Portfolio Loans which are Cash Pay Portfolio Loans and are Non-Performing.

“Non-Performing Mezzanine Investments” means Mezzanine Investments which are not Cash Pay Mezzanine Investments and are Non-Performing.

“Non-Performing Second Lien Portfolio Loans” means Second Lien Portfolio Loans which are Cash Pay Portfolio Loans and are Non-Performing.

“Non-Performing Unitranche Portfolio Loans” means Unitranche Portfolio Loans which are Cash Pay Portfolio Loans and are Non-Performing.

“Performing” means with respect to any Portfolio Investment that is debt, the issuer of such Portfolio Investment is not in default of any payment obligations in respect thereof, after the expiration of any applicable grace period.

“Performing Cash Pay Mezzanine Investments” means Mezzanine Investments which are Cash Pay Mezzanine Investments and are Performing.

“Performing CLO/CMBS Debt” means CLO/CMBS Debt which is Performing.

“Performing Non-Cash Pay Investments” means First Lien Portfolio Loans, Second Lien Portfolio Loans or Mezzanine Investments which are not Cash Pay Portfolio Loans or Cash Pay Mezzanine Investments and are Performing.

“Performing Unitranche Portfolio Loans” means Unitranche Portfolio Loans which are Cash Pay Portfolio Loans and are Performing.

“Performing First Lien Portfolio Loans” means First Lien Portfolio Loans which are Cash Pay Portfolio Loans and are Performing.

“Performing Second Lien Portfolio Loans” means Second Lien Portfolio Loans which are Cash Pay Portfolio Loans and are Performing.

“Performing Unitranche Portfolio Loans” means Unitranche Portfolio Loans which are Cash Pay Portfolio Loans and are Performing.

“Portfolio Loans” means senior debt obligations (including, without limitation, term loans, revolving loans, debtor-in-possession financings, the funded and unfunded portion of revolving credit lines and letter of credit facilities and other similar loans and investments including interim loans and senior subordinated loans) which may be under a syndicated or unsyndicated loan, note purchase or credit facility.

“Restricted Cash” means, for any Financing Subsidiary, Cash and Cash Equivalents that are only permitted to be used to service Indebtedness of such Financing Subsidiary.

“Second Lien Portfolio Loan” means a Cash Pay Portfolio Loan that is entitled to the benefit of a second lien and second priority perfected security interest on a substantial portion of the assets of the respective borrower and guarantors obligated in respect thereof.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Short-Term U.S. Government and Agency Securities” means U.S. Government and Agency Securities maturing within a month of the applicable date of determination.
“Specified Money Market Securities” has the meaning assigned to such term in Section 1.01.

“Unitranche Portfolio Loans” means Portfolio Loans structured as a first lien senior secured credit facility but representing combined economics of senior and second lien or subordinated debt.

“U.S. Government and Agency Securities” has the meaning assigned to such term in Section 1.01 of this Agreement.

“Value” means with respect to any Portfolio Investment, the most recent value as determined pursuant to Section 5.12 and with respect to any Financing Subsidiary the most recent Adjusted Value therefor, determined pursuant to Section 5.12 and this Section 5.13.

SECTION 5.14. American Capital, LLC. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to ensure:

(a)the maintenance by the Borrower of a majority ownership interest in and control of American Capital, LLC and each of American Capital, LLC’s Subsidiaries;

(b)directly or indirectly through one or more Subsidiaries that no Loan Party or entity that is a direct or indirect investment of any Loan Party (other than American Capital, LLC and its Subsidiaries) takes any action having the effect of preventing American Capital, LLC or its Subsidiaries from being entitled to receive management fees of the type currently payable to American Capital, LLC and its Subsidiaries in the ordinary course; and

(c)the distribution to the Borrower of all ACLLC Excess Cash Flow.

SECTION 5.15. Post-Closing Covenant. The Borrower will, and will cause each of its Subsidiaries to, do or cause to be done all things necessary to cause each of the agreements listed on Schedule X to become effective not later than 60 days after the Effective Date; provided that, such 60-day period may be increased upon the prior written consent of the Administrative Agent.

ARTICLE VI
NEGATIVE COVENANTS

Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees payable hereunder have been paid in full, the Borrower covenants and agrees with the Lenders that:

SECTION 6.01. Indebtedness. The Borrower will not, nor will it permit any other Loan Party to, create, incur, assume or permit to exist any Indebtedness, except:

(a)    Indebtedness created hereunder or under any other Loan Document, or under the Revolving Credit Agreement or any refinancing, extension or replacement thereof (provided that, in the case of the Revolving Loans, the aggregate principal amount thereof, together with the Outstanding Amount of all Secured Longer-Term Indebtedness, shall not exceed the Maximum Revolver Amount);

(b)    Permitted Indebtedness existing as of the Effective Date and set forth on Schedule IX;

(c)    Other Permitted Indebtedness;

(d)    Indebtedness of the Borrower to or from any other Loan Party or Indebtedness of a Loan Party to or from another Loan Party;

(e)    Guarantees in support of obligations in support of portfolio companies in an aggregate amount not to exceed $50,000,000;

(f)    repurchase obligations arising in the ordinary course of business with respect to U.S. Government and Agency Securities that do not constitute Collateral;

(g)    obligations (including obligations to post collateral) payable to clearing agencies, brokers or dealers in connection with the purchase or sale of securities in the ordinary course of business;

(h)    Unsecured Longer-Term Indebtedness;

(i)    other Indebtedness in an aggregate amount not exceeding the Additional Debt Amount at any one time outstanding, so long as no Default or Event of Default shall have occurred or be continuing after giving effect to the incurrence of such other Indebtedness;

(j)    obligations (including Guarantees) in respect of Standard Securitization Undertakings;

(k)    Indebtedness under Permitted Hedging Agreements;

(l)	Letter of Credit obligations for office space; and

(m)    Subordinated Debt.

SECTION 6.02. Liens. The Borrower will not, nor will it permit any other Loan Party to, create, incur, assume or permit to exist any Lien on any property or asset now owned or hereafter acquired by it, or assign or sell any income or revenues (including accounts receivable) or rights in respect of any thereof, except:

(a)    any Lien on any property or asset of the Borrower existing on the Effective Date and set forth in Part B of Schedule II; provided that (i) no such Lien shall extend to any other property or asset of the Borrower or any of its Subsidiaries and (ii) any such Lien shall secure only those obligations which it secures on the Effective Date and extensions, renewals and replacements thereof that do not increase the outstanding principal amount thereof;

(b)    Liens created pursuant to the Security Documents (provided that, the Outstanding Amount of all Revolver Related Obligations shall not exceed $300,000,000);
(c)    Liens on deposits, including prime brokerage agreements, repurchase agreements and margin transactions and letters of credit (which may cover Portfolio Investments, but only to the extent released from the Lien in favor of the Collateral Agent in accordance with the requirements of Section 10.03 of the Guarantee and Security Agreement), made by the Borrower or any Subsidiary in connection with any existing and contemplated Portfolio Investment permitted (or not prohibited) under this Agreement, including to secure capital commitments and guaranties made in connection with such Portfolio Investments, in each case in the ordinary course of business;

(d)    Liens securing Indebtedness or other obligations in an aggregate principal amount not exceeding the Additional Debt Amount at any one time outstanding (which may cover Portfolio Investments, but only to the extent released from (or not otherwise covered by) the Lien in favor of the Collateral Agent in accordance with the requirements of Section 9.12 of the Guarantee and Security Agreement), so long as no Default or Event of Default shall have occurred and be continuing after giving effect to the incurrence of such Liens;
(e)    Permitted Liens;

(f)    Liens in connection with leases or subleases of office space granted in the ordinary course of business;

(g)    Liens securing Indebtedness permitted pursuant to Section 6.01(l); and

(h)     Liens granted or deemed to exist on assets transferred (including transfers to Financing Subsidiaries) in transactions permitted hereunder, which Liens arise in connection with such transfer.

SECTION 6.03. Fundamental Changes and Dispositions of Assets. The Borrower will not, nor will it permit any other Loan Party or American Capital, LLC to, enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution). The Borrower will not, nor will it permit any other Loan Party or American Capital, LLC to, acquire any business or property from, or capital stock of, or be a party to any acquisition of, any Person, except for purchases or acquisitions of Portfolio Investments and other assets in the normal course of the day-to-day business activities of American Capital, LLC, the Borrower and its Subsidiaries and not in violation of the terms and conditions of this Agreement or any other Loan Document and Investments permitted pursuant to Section 6.04(e) or (f). The Borrower will not, nor will it permit any other Loan Party or American Capital, LLC to, convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, any part of its assets, whether now owned or hereafter acquired, but excluding (x) assets sold or disposed of in the ordinary course of business (including to make expenditures of Cash in the normal course of the day-to-day business activities of American Capital, LLC, the Borrower and its Subsidiaries) (other than the transfer of Portfolio Investments to Financing Subsidiaries or Controlled Foreign Corporations), and (y) subject to the provisions of clause (d) below, Portfolio Investments (to the extent not otherwise included in clause (x) of this Section).

Notwithstanding the foregoing provisions of this Section:

(a)    any Subsidiary of the Borrower (other than a Financing Subsidiary) may be merged or consolidated with or into the Borrower or any other Subsidiary Guarantor; provided that, if any such transaction shall be between a Subsidiary and a wholly-owned Subsidiary Guarantor, (i) the wholly-owned Subsidiary Guarantor shall be the continuing or surviving corporation and (ii) such merger or consolidation shall not otherwise result in a Default or Event of Default;

(b)     Subsidiaries of American Capital, LLC may be merged or consolidated with or into each other or American Capital, LLC;

(c)    any Loan Party may sell, lease, transfer or otherwise dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any wholly-owned Subsidiary Guarantor of the Borrower;

(d)    the capital stock of any Subsidiary of the Borrower may be sold, transferred or otherwise disposed of to the Borrower or any wholly-owned Subsidiary Guarantor of the Borrower;

(e)    assets may only be transferred to Financing Subsidiaries (other than Business Loan Trusts) or Controlled Foreign Corporations at fair market value and provided that, after giving effect to such transfer (and any concurrent repayment of Indebtedness), either (i) the Borrowing Base equals at least 150% of the Covered Debt Amount after giving effect to such transfer; or (ii)

(x) the Borrowing Base equals at least 110% of the Covered Debt Amount and (y) the ratio of the Borrowing Base to the Covered Debt Amount after giving effect to such transfer is not less than immediately prior to such transfer;

(f)    the Borrower and its Subsidiaries may dissolve or liquidate any Subsidiary that does not own, legally or beneficially, assets (including, without limitation, Portfolio Investments) and liabilities, either of which in the aggregate has a value of $500,000 or more at such time of dissolution or liquidation; and

(g)    the Borrower and its Subsidiaries may sell, lease, transfer or otherwise dispose of equipment or other property or assets that do not consist of Portfolio Investments so long as the aggregate amount of all such sales, leases, transfers and dispositions does not exceed $25,000,000 in any fiscal year.

SECTION 6.04. Investments. The Borrower will not, nor will it permit any other Loan Party to, acquire, make or enter into, or hold, any Investments except:

(a)    Cash, Cash Equivalents, Specified Money Market Securities, and U.S. Government and Agency Securities held in securities and deposit accounts with banks and other financial institutions;

(b)    rights to acquire U.S. Government and Agency Securities “to be announced” (“TBAs”) (it being understood that such TBAs are not U.S. Government and Agency Securities until Delivered);

(c)    Investments by the Borrower and the Subsidiary Guarantors in the Borrower and the Subsidiary Guarantors;

(d)    Hedging Agreements entered into in the ordinary course of any Loan Party’s financial planning and not for speculative purposes;

(e)    Investments by the Borrower and its Subsidiaries (including investments in Financing Subsidiaries, Controlled Foreign Corporations and Consolidated Managed Funds) to the extent such Investments are permitted under the Investment Company Act and the Investment Policy; provided that, if any such Investment is not included in the Term Loan First Priority Collateral, then after giving effect to such Investment (and any concurrent acquisitions of Investments in the Term Loan First Priority Collateral or payment of outstanding Loans), either (A) the Borrowing Base equals at least 150% of the Covered Debt Amount after giving effect to such Investment; or (B) (x) the Borrowing Base equals at least 110% of the Covered Debt Amount and (y) the ratio of the Borrowing Base to the Covered Debt Amount after giving effect to such Investment is not less than immediately prior to such Investment;

(f)     Investments existing as of the Effective Date; and

(g)    additional Investments up to but not exceeding $75,000,000 in the aggregate at any time outstanding.

For purposes of clause (g) of this Section, the aggregate amount of an Investment at any time shall be deemed to be equal to (A) the aggregate amount of Cash, together with the aggregate fair value of property, loaned, advanced, contributed, transferred or otherwise invested that gives rise to such Investment (calculated at the time such Investment is made) minus (B) the aggregate amount of dividends, distributions or other payments received in Cash in respect of such Investment; provided that, in no event shall the aggregate amount of such Investment be deemed to be less than zero; the amount of an Investment shall not in any event be reduced by reason of any write‑off of such Investment nor increased by any increase in the amount of earnings retained in the Person in which such Investment is made that have not been dividended, distributed or otherwise paid out.

SECTION 6.05. Restricted Payments. The Borrower will not, nor will it permit any other Loan Party to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except that the Borrower may declare and pay, or permit any other Loan Party to declare and pay (as the case may be):

(a)    dividends with respect to the capital stock of the Borrower to the extent payable in additional shares of the Borrower’s common stock (which may include a combination of Cash and stock; provided that, such dividend would otherwise be permitted pursuant to another exception below);

(b)    Restricted Payments in Cash or other property (excluding for this purpose the Borrower’s common stock) in addition to the dividends permitted under the foregoing clause (a), so long as on the date of such Restricted Payment and after giving effect thereto:

(i)    no Default shall have occurred and be continuing; and

(ii)    the Borrowing Base immediately after giving effect to such Restricted Payment is at least 150% of the Covered Debt Amount; and

(c)    dividends and distributions from a Subsidiary to the Borrower or any Subsidiary Guarantor.

Nothing herein shall be deemed to prohibit the payment of Restricted Payments by any Subsidiary Guarantor of the Borrower to the Borrower or to any other Subsidiary Guarantor.

For the avoidance of doubt, the Borrower shall not declare any Restricted Payment to the extent such declaration violates the provisions of the Investment Company Act applicable to it.

SECTION 6.06. Certain Restrictions on Subsidiaries. The Borrower will not permit any of its Subsidiaries (other than Excluded Subsidiaries) to enter into or suffer to exist any indenture, agreement, instrument or other arrangement (other than the Loan Documents and other than the “Loan Documents” under the Revolving Credit Agreement) that prohibits or restrains, in each case in any material respect, or imposes materially adverse conditions upon, the incurrence or payment of Indebtedness to the Borrower, the declaration or payment of dividends or other distributions in respect of its capital stock to the Borrower or any intermediate Subsidiary, the making of loans, advances, guarantees or Investments to the Borrower or any intermediate Subsidiary, the payment of any Indebtedness owed to the Borrower or any intermediate Subsidiary, or the sale, assignment, transfer or other disposition of property to the Borrower or any intermediate Subsidiary (except for restrictions imposed by the underlying governing agreements of an asset held by an entity the equity interests of which constitute a Lien Restricted Investment, and applicable only to such asset held by an entity the equity interests of which constitute a Lien Restricted Investment, restrictions imposed by the underlying governing documents of an Investment that restricts the sale of or the granting of a Lien on such Investment and other restrictions and provisions of the type permitted under Section 6.10).

SECTION 6.07. Financial Covenant.

Borrowing Base Coverage. The Borrower will not permit there to exist a Borrowing Base

Deficiency at any time.

In the event of any default as a result of a breach of this Section 6.07 resulting solely from the revaluation of assets, the Borrower shall (i) take such actions to eliminate such Borrowing Base Deficiency within five Business Days; or (ii) present to the Administrative Agent a reasonably feasible plan within five Business Days that will enable any default to be cured within 30 Business Days, and then the Borrower shall use all reasonable commercial efforts to effectuate such cure in accordance with such plan and, in any event, shall effectuate such cure prior to the end of such 30-Business Day period (which 30-Business Day period shall include the five Business Days permitted for delivery of such plans).

SECTION 6.08. Transactions with Affiliates. The Borrower will not, and will not permit any other Loan Parties to enter into any transactions with any of its Affiliates, even if otherwise permitted under this Agreement, except (a) transactions in the ordinary course of business at prices and on terms and conditions not less favorable to the Borrower or such other Loan Party than could be obtained on an arm’s‑length basis from unrelated third parties, (b) transactions between or among the Borrower and any other Loan Parties not involving any other Affiliate, (c) Restricted Payments permitted by Section 6.05, (d) transactions described or referenced on Schedule V or (e) any Investment that results in the creation of an Affiliate.

SECTION 6.09. Lines of Business. The Borrower will not, nor will it permit any of its Subsidiaries to, engage in any business in a manner that would violate the Investment Policy in any material respect.

SECTION 6.10. No Further Negative Pledge. The Borrower will not, and will not permit any other Loan Parties to, enter into any agreement, instrument, deed or lease which prohibits or limits in any material respect the ability of any Loan Party to create, incur, assume or suffer to exist any Lien upon any of its properties, assets or revenues, whether now owned or hereafter acquired, or which requires the grant of any security for an obligation if security is granted for another obligation, except the following: (a) this Agreement, the other Loan Documents and the “Loan Documents” as defined in the Revolving Credit Agreement; (b) covenants in documents creating Liens permitted by Section 6.02 prohibiting further Liens on the assets encumbered thereby; (c) customary restrictions contained in leases not subject to a waiver; (d) any agreement that imposes such restrictions only on Equity Interests in Excluded Subsidiaries; (e) any other agreement that does not restrict in any manner (directly or indirectly) Liens created pursuant to the Loan Documents on any Collateral securing the “Secured Obligations” under and as defined in the Guarantee and Security Agreement and does not require the direct or indirect granting of any Lien securing any Indebtedness or other obligation by virtue of the granting of Liens on or pledge of property of any Loan Party to secure the Loans, or any Hedging Agreement; (f) restrictions on assets subject to dispositions permitted hereunder; (g) restrictions imposed by the underlying governing agreements of an asset held by an entity the equity interests of which constitute a Lien Restricted Investment, and applicable only to such asset held by an entity the equity interests of which constitute a Lien Restricted Investment; and (h) restrictions imposed by the underlying governing agreements that restrict the sale of or the granting of a Lien on such Investment.

SECTION 6.11. Modifications of Certain Documents. The Borrower will not consent to any modification, supplement or waiver of (a) any of the provisions of any agreement, instrument or other document evidencing or relating to any Secured Longer-Term Indebtedness that would result in such Indebtedness not meeting the requirements of the definition of Secured Longer-Term Indebtedness; (b) the Custodian Agreement, unless such modification, supplement or waiver is not less favorable to the Borrower in any material respect than could be obtained on an arm’s‑length basis from unrelated third parties, in each case, without the prior consent of the Administrative Agent (with the approval of the Required Lenders); or (c) the Revolving Credit Agreement or the “Loan Documents” as defined therein that is materially adverse to the Lenders or the Administrative Agent under the Loan Documents.

SECTION 6.12. Payments of Other Indebtedness. The Borrower will not, nor will it permit any other Loan Party to, purchase, redeem, retire or otherwise acquire for value, or set apart any money for a sinking, defeasance or other analogous fund for the purchase, redemption, retirement or other acquisition of, or make any voluntary payment or prepayment of the principal of or interest on, or any other amount owing in respect of, any Indebtedness (other than the Loans or the refinancing of such Indebtedness with Indebtedness permitted under Section 6.01), except for:

(a)     regularly scheduled payments, prepayments or redemptions of principal and interest in respect thereof required pursuant to the instruments evidencing such Indebtedness;

(b)     payments and prepayments thereof required to comply with requirements of Section 2.08(b); and

(c)     other payments and prepayments so long as at the time of and immediately after giving effect to such payment, (i) no Default shall have occurred and be continuing and (ii) if such payment were treated as a “Restricted Payment” for the purposes of determining compliance with Section 6.05(b), such payment would be permitted to be made under Section 6.05(b);

provided that, in the case of clauses (a) through (c) above, in no event shall any Loan Party be permitted to prepay or settle (whether as a result of a mandatory redemption, conversion or otherwise) any such Indebtedness, including any Cash settlement of convertible debt, if after giving effect thereto, the Covered Debt Amount would exceed the Borrowing Base.

SECTION 6.13. RIC Status. The Borrower will not, nor will it permit any of its Subsidiaries to seek status as a regulated investment company under the Code.

SECTION 6.14. Indebtedness of and Liens on American Capital, LLC. The Borrower will not permit American Capital, LLC or any of the Subsidiaries of American Capital, LLC to (a) create, incur, assume or permit to exist any Indebtedness (other than Indebtedness between American Capital, LLC and its Subsidiaries in the ordinary course of business, Indebtedness to Borrower, Other Permitted Indebtedness and Indebtedness of any Consolidated Managed Fund) or Liens on any of their assets (other than Permitted Liens and, in the case of any Consolidated Managed Fund, Liens securing Indebtedness of such Consolidated Managed Fund); or (b) directly or indirectly, create or otherwise cause or suffer to exist or become effective any restriction or encumbrance on the ability of American Capital, LLC or any of its Subsidiaries to make any dividend payments or other distributions in respect of its capital stock, to repay Indebtedness owed to the Borrower or any other Subsidiary, or to make loans or advances to the Borrower or any Subsidiary.

SECTION 6.15. Indebtedness of European Capital Limited. The Borrower will not permit European Capital Limited or any of the Subsidiaries of European Capital Limited to create, incur, assume or permit to exist any Indebtedness, other than Indebtedness incurred in connection with its portfolio investments and existing as of the Effective Date and replacements thereof that do not, in the Borrower’s reasonable judgment, materially increase the leverage of European Capital Limited, taking into consideration any adjustment to the asset mix of European Capital Limited.

SECTION 6.16. Borrowings under the Revolving Credit Facility. The Borrower will not make any Revolver Borrowing unless either (a) the Borrowing Base equals at least 150% of the Covered Debt Amount after giving effect to such Revolver Borrowing; or (b) (i) the Borrowing Base equals at least 110% of the Covered Debt Amount and (ii) the ratio of the Borrowing Base to the Covered Debt Amount after giving effect to such Revolver Borrowing is not less than immediately prior to such Revolver Borrowing.

ARTICLE VII
EVENTS OF DEFAULT

If any of the following events (“Events of Default”) shall occur and be continuing:

(a)    the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise;

(b)    the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement or under any other Loan Document, when and as the same shall become due and payable, and such failure shall continue unremedied for a period of five or more Business Days;

(c)    any representation or warranty made by or on behalf of the Borrower or any of its Subsidiaries in or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, or in any report, certificate, financial statement or other document furnished pursuant to or in connection with this Agreement or any other Loan Document or any amendment or modification hereof or thereof, shall prove to have been incorrect when made or deemed made in any material respect;

(d)    the Borrower shall fail to observe or perform any covenant, condition or agreement contained in (i) Section 5.03 (with respect to the Borrower’s existence), Sections 5.08(a) or (b), Section 5.14, Article VI, or any Loan Party shall default in the performance of any of its obligations contained in Section 7 of the Guarantee and Security Agreement or (ii) Sections 5.01(d) or (e) or Section 5.02 and such failure shall continue unremedied for a period of five or more days after notice thereof by the Administrative Agent (given at the request of any Lender) to the Borrower; provided that, in the event of any default in relation to Section 6.07 resulting solely from the revaluation of assets, it shall not be an Event of Default hereunder if within five Business Days of such a default in Section 6.07 the Borrower shall (x) take such actions to be in compliance with such section within five Business Days or (y) present to the Administrative Agent a reasonably feasible plan that will enable any default to be cured within 30 Business Days, and then uses all reasonable commercial efforts to effectuate such cure in accordance with such plan and, in any event, does effectuate such cure prior to the end of such 30-Business Day period (which 30-Business Day period shall include the five Business Days permitted for delivery of such plans);

(e)    a Borrowing Base Deficiency shall occur and continue unremedied for a period of five or more Business Days after delivery of a Borrowing Base Certificate demonstrating such Borrowing Base Deficiency pursuant to Section 5.01(d); provided that, it shall not be an Event of Default hereunder if, within five Business Days after such delivery of a Borrowing Base Certificate demonstrating such Borrowing Base Deficiency, the Borrower shall present the Administrative Agent with a reasonably feasible plan to enable such Borrowing Base Deficiency to be cured within 30 Business Days (which 30-Business Day period shall include the five Business Days permitted for delivery of such plan), so long as such Borrowing Base Deficiency is cured within such 30-Business Day period;

(f)    the Borrower or any Loan Party, as applicable, shall fail to observe or perform any covenant, condition or agreement contained in this Agreement (other than those specified in clause (a), (b), (d) or (e) of this Article) or any other Loan Document and such failure shall continue unremedied for a period of 30 or more days after notice thereof from the Administrative Agent (given at the request of any Lender) to the Borrower;

(g)    an Event of Default (as defined in the Revolving Credit Agreement) shall have occurred under the Revolving Credit Agreement;

(h)    the Borrower or any of its Subsidiaries (excluding any Term Financing Subsidiary) shall fail to make any payment (whether of principal or interest and regardless of amount) in respect of any Material Indebtedness, when and as the same shall become due and payable, taking into account (other than with respect to payments of principal) any applicable grace period;

(i)    any event or condition occurs that results in any Material Indebtedness (other than of any Term Financing Subsidiary) becoming due prior to its scheduled maturity or that shall continue unremedied for any applicable period of time sufficient to enable or permit the holder or holders of such Material Indebtedness or any trustee or agent on its or their behalf to cause such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity (for the avoidance of doubt, after giving effect to any applicable grace period); provided that this clause (i) shall not apply to secured Indebtedness that becomes due as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness;

(j)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of American Capital, LLC, the Borrower or any Significant Subsidiary (or group of Subsidiaries that if consolidated would constitute a Significant Subsidiary) (excluding any Term Financing Subsidiary) or such entity’s debts, or of a substantial part of such entity’s assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for American Capital, LLC, the Borrower or any Significant Subsidiary (or group of Subsidiaries that if consolidated would constitute a Significant Subsidiary) (excluding any Term Financing Subsidiary) or for a substantial part of such entity’s assets, and, in any such case, such proceeding or petition shall continue undismissed and unstayed for a period of 60 or more days or an order or decree approving or ordering any of the foregoing shall be entered;

(k)    American Capital, LLC, the Borrower or any Significant Subsidiary (or group of Subsidiaries that if consolidated would constitute a Significant Subsidiary) (excluding any Term Financing Subsidiary) shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (i) of this Article, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for American Capital, LLC, the Borrower or any Significant Subsidiary (or group of Subsidiaries that if consolidated would constitute a Significant Subsidiary) (excluding any Term Financing Subsidiary) or for a substantial part of such entity’s assets, (iv) file an answer admitting the material allegations of a petition filed against such entity in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

(l)    American Capital, the Borrower or any Significant Subsidiary (or group of Subsidiaries that if consolidated would constitute a Significant Subsidiary) (excluding any Term Financing Subsidiary) shall become unable, admit in writing its inability or fail generally to pay its debts as they become due;

(m)    one or more judgments for the payment of money in an aggregate amount in excess of $50,000,000 shall be rendered against American Capital, LLC, the Borrower or any Subsidiary (excluding any Term Financing Subsidiary) or any combination thereof and (i) the same shall remain undischarged for a period of 30 consecutive days following the entry of such judgment during which 30-day period such judgment shall not have been vacated, stayed, discharged or bonded pending appeal, or liability for such judgment amount shall not have been admitted by an insurer of reputable standing, or (ii) any action shall be legally taken by a judgment creditor to attach or levy upon any assets of American Capital, LLC, the Borrower or any Subsidiary (excluding any Term Financing Subsidiary) to enforce any such judgment;

(n)    an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, could reasonably be expected to result in a Material Adverse Effect;

(o)    a Change in Control shall occur;

(p)    the Borrower’s investment management business shall cease to be conducted through American Capital, LLC or Subsidiaries of American Capital, LLC;

(q)    the Liens created by the Security Documents shall, at any time with respect to Portfolio Investments and Financing Subsidiaries included in the Term Loan First Priority Collateral having an aggregate Value in excess of 5% of the aggregate Value of all Portfolio Investments and Financing Subsidiaries included in the Term Loan First Priority Collateral not be valid and perfected (to the extent perfection by filing, registration, recordation, possession or control is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 6.02 or under the respective Security Documents); provided that, if such default is as a result of any action of the Administrative Agent or Collateral Agent or a failure of the Administrative Agent or Collateral Agent to take any action within its control, such default shall continue unremedied for a period of ten (10) consecutive Business Days after the Borrower receives written notice thereof from the Administrative Agent;

(r)     the Liens created by the Security Documents shall, at any time with respect to Portfolio Investments included in the Term Loan Second Priority Collateral having an aggregate Value in excess of 5% of the aggregate Value of all Portfolio Investments included in the Term Loan Second Priority Collateral not be valid and perfected (to the extent perfection by filing, registration, recordation, possession or control is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 6.02 or under the respective Security Documents or the Revolving Credit Agreement); provided that, if such default is as a result of any action of the Administrative Agent or Collateral Agent or a failure of the Administrative Agent or Collateral Agent to take any action within its control, such default shall continue unremedied for a period of ten (10) consecutive Business Days after the Borrower receives written notice thereof from the Administrative Agent;

(s)    the Liens created by the Security Documents shall, at any time with respect to Portfolio Investments included in the Shared Collateral having an aggregate Value in excess of 5%

of the aggregate Value of all Portfolio Investments included in the Shared Collateral not be valid and perfected (to the extent perfection by filing, registration, recordation, possession or control is required herein or therein) in favor of the Administrative Agent, free and clear of all other Liens (other than Liens permitted under Section 6.02 or under the respective Security Documents or the Revolving Credit Agreement); provided that, if such default is as a result of any action of the Administrative Agent or Collateral Agent or a failure of the Administrative Agent or Collateral Agent to take any action within its control, such default shall continue unremedied for a period of ten (10) consecutive Business Days after the Borrower receives written notice thereof from the Administrative Agent;

(t)    except for expiration or termination in accordance with its terms, any of the Security Documents shall for whatever reason be terminated or cease to be in full force and effect in any material respect, or the enforceability thereof shall be contested by the Borrower; or

(u)    the Loan Parties shall at any time, without the consent of the Required Lenders, (i) modify, supplement or waive in any material respect the Investment Policy (other than any modification, supplement or waiver required by any applicable law, rule or regulation), provided that it shall not be deemed a modification in any material respect of the Investment Policy if the permitted investment size of the Portfolio Investments proportionately increases as the size of the Borrower’s capital base changes; (ii) modify, supplement or waive in any material respect the Valuation Policy (other than any modification, supplement or waiver required under GAAP or required by any applicable law, rule or regulation), (iii) fail to comply with the Valuation Policy in any material respect, or (iv) fail to comply with the Investment Policy if the same could reasonably be expected to result in a Material Adverse Effect, and in the case of sub-clauses (iii) and (iv) of this clause (u), such failure shall continue unremedied for a period of 30 or more days after the earlier of notice thereof by the Administrative Agent (given at the request of any Lender) to the Borrower or knowledge thereof by a Financial Officer.

then, and in every such event (other than an event with respect to the Borrower described in clause (j) or (k) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (j) or (k) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower.

ARTICLE VIII
THE ADMINISTRATIVE AGENT

Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.

The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such Person and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder.

The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise in writing by the Required Lenders, and (c) except as expressly set forth herein and in the other Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document, or (v) the satisfaction of any condition set forth in Article IV or elsewhere herein or therein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

The Administrative Agent may perform any and all of its duties and exercise its rights and powers by or through any one or more sub‑agents appointed by the Administrative Agent. The Administrative Agent and any such sub‑agent may perform any and all of its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub‑agent and to the Related Parties of the Administrative Agent and any such sub‑agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent.

The Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, with the consent of the Borrower not to be unreasonably withheld (or, if an Event of Default has occurred and is continuing in consultation with the Borrower), to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent’s resignation shall nonetheless become effective and (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and (2) the Required Lenders shall perform the duties of the Administrative Agent (and all payments and communications provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly) until such time as the Required Lenders appoint a successor agent as provided for above in this paragraph. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring (or retired) Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder (if not already discharged therefrom as provided above in this paragraph). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Article and Section 9.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

Except as otherwise provided in Section 9.02(b) with respect to this Agreement, the Administrative Agent may, with the prior consent of the Required Lenders (but not otherwise), consent to any modification, supplement or waiver under any of the Loan Documents; provided that, without the prior consent of each Lender, the Administrative Agent shall not (except as provided herein or in the Security Documents) release all or substantially all of the Collateral or otherwise terminate all or substantially all of the Liens under any Security Document providing for collateral security, agree to additional obligations being secured by all or substantially all of such collateral security, alter the relative priorities of the obligations entitled to the benefits of the Liens created under the Security Documents with respect to all or substantially all of the Collateral, except that no such consent shall be required, and the Administrative Agent is hereby authorized, to release any Lien covering property that is the subject of either a disposition of property permitted hereunder or a disposition to which the Required Lenders have consented (provided that, nothing herein shall prohibit the Borrower from assuming or incurring additional obligations in accordance with this Agreement and the Guarantee and Security Agreement).

ARTICLE IX
MISCELLANEOUS

SECTION 9.01. Notices; Electronic Communications

(a)    Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by telecopy, as follows:

(i)    if to the Borrower, to it at 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, Attention of the Compliance Officer and Legal Department (Telecopy No. (301) 654-6714; Telephone No. (301) 951-6122); with a copy to 2 Bethesda Metro Center, 14th Floor, Bethesda, Maryland 20814, Attention of the Senior Vice President, Finance (Telecopy No. (301) 654-0593; Telephone No. (301) 951-6122);

(ii)    if to the Administrative Agent, to JPMorgan Chase Bank, N.A., 500 Stanton Christiana Road, Ops Building 2, 3rd Floor, Newark, Delaware 19713-2107, Attention of Christina Masroor (Telecopy No. (713) 750‑2223; Telephone No. (713) 750‑7965); and

(iii)    if to any other Lender, to it at its address (or telecopy number) set forth in its Administrative Questionnaire.

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt. Notices delivered through electronic communications to the extent provided in paragraph (b) below shall be effective as provided in said paragraph (b).

(b)    Electronic Communications. Notices and other communications to the Lenders may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that, the foregoing shall not apply to notices to any Lender pursuant to Section 2.04 if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that, approval of such procedures may be limited to particular notices or communications. Unless otherwise notified by the Administrative Agent to the Borrower, the Borrower may satisfy its obligation to deliver documents or notices to the Administrative Agent or the Lenders under Sections 5.01 and 5.12(a) by delivering an electronic copy to: christina.m.masroor@jpmorgan.com (or such other e-mail address as provided to the Borrower in a notice from the Administrative Agent) (and the Administrative Agent shall promptly provide notice thereof to the Lenders).

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement); provided that, if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.

In no event shall the Administrative Agent or any Lender have any liability to the Borrower or any other Person for damages of any kind (whether in tort contract or otherwise) arising out of any transmission of communications through the internet, except in the case of direct damages, to the extent such damages are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the fraud, willful misconduct or gross negligence of such relevant Person.

(c)    Documents to be Delivered under Sections 5.01 and 5.12(a). For so long as an Intralinks™ or equivalent website is available to each of the Lenders hereunder, the Borrower may satisfy its obligation to deliver documents to the Administrative Agent or the Lenders under Sections 5.01 and 5.12(a) by delivering either an electronic copy to: christina.m.masroor@jpmorgan.com (as provided in clause (b) above) or a notice identifying the website where such information is located for posting by the Administrative Agent on Intralinks™ or such equivalent website; provided that, the Administrative Agent shall have no responsibility to maintain access to Intralinks™ or an equivalent website.

SECTION 9.02. Waivers; Amendments.

(a)    No Deemed Waivers; Remedies Cumulative. No failure or delay by the Administrative Agent or any Lender in exercising any right or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent and the Lenders hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by the Borrower therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent or any Lender may have had notice or knowledge of such Default at the time.

(b)    Amendments to this Agreement. Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders or by the Borrower and the Administrative Agent with the consent of the Required Lenders; provided that, no such agreement shall:

(i)    increase the Commitment of any Lender without the written consent of such Lender,

(ii)    reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender affected thereby,

(iii)    postpone the scheduled date of payment of the principal amount of any Loan, or any interest thereon, or any fees payable hereunder, or postpone or reduce any mandatory prepayment required by Section 2.08(b), or in each case, reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender affected thereby,

(iv)    change Section 2.15(b), (c) or (d) in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender affected thereby, or

(v)    change any of the provisions of this Section or the definition of the term “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

provided further that, (x) no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent without the prior written consent of the Administrative Agent, and (y) the consent of Lenders holding not less than two-thirds of the outstanding Loans will be required (A) for any adverse change affecting the provisions of this Agreement relating to the calculation of the Borrowing Base (including changes to the provisions of Section 5.12(c) and the definitions set forth in Section 5.13) unless otherwise expressly provided herein, (B) for any release of Collateral other than for fair value (with the consent of the Required Lenders) or as otherwise permitted hereunder or under the other Loan Documents, and (C) for the release of any material guarantor under the Guarantee and Security Agreement from its guarantee obligations thereunder.

For purposes of this Section, the “scheduled date of payment” of any amount shall refer to the date of payment of such amount specified in this Agreement, and shall not refer to a date or other event specified for the mandatory or optional prepayment of such amount. In addition, whenever a waiver, amendment or modification requires the consent of a Lender “affected” thereby, such waiver, amendment or modification shall, upon consent of such Lender, become effective as to such Lender whether or not it becomes effective as to any other Lender, so long as the Required Lenders consent to such waiver, amendment or modification as provided above.

(c)    Amendments to Security Documents. No Security Document nor any provision thereof may be waived, amended or modified, nor may the Liens thereof be spread to secure any additional obligations and the spreading of such Lien to any Designated Indebtedness or Hedging Obligations (as such terms are defined in the Guarantee and Security Agreement)) as permitted by this Agreement and the Security Documents, except pursuant to an agreement or agreements in writing entered into by the Borrower, and by the Administrative Agent with the consent of the Required Lenders; provided that, (i) without the written consent of each Lender, no such agreement shall release all or substantially all of the Loan Parties from their respective obligations under the Security Documents and (ii) without the written consent of each Lender, no such agreement shall release all or substantially all of the collateral security or otherwise terminate all or substantially all of the Liens under the Security Documents, alter the relative priorities of the obligations entitled to the Liens created under the Security Documents (except in connection with securing additional obligations equally and ratably with the Loans and other obligations hereunder) with respect to all or substantially all of the collateral security provided thereby, or release all or substantially all of the guarantors under the Guarantee and Security Agreement from their guarantee obligations thereunder; provided that, no such consent shall be required, and the Administrative Agent is hereby authorized (and so agrees with the Borrower) to direct the Collateral Agent under the Guarantee and Security Agreement to, and in addition to the rights of such parties under the Guarantee and Security Agreement, the Administrative Agent and the Collateral Agent under the Guarantee and Security Agreement may, (1) release any Lien covering property (and to release any such guarantor) that is the subject of a disposition of property permitted hereunder, (2) release from the Guarantee and Security Agreement any “Subsidiary Guarantor” (and any property of such Subsidiary Guarantor) that becomes an Excluded Subsidiary in accordance with this Agreement or which ceases to be consolidated on the Borrower’s financial statements and is no longer required to be a “Subsidiary Guarantor” and (3) re-designate any Term Loan First Priority Collateral as Revolver First Priority Collateral or Shared Collateral, so long as after giving effect to any such release or redesignation under clause (2) or (3) (and any concurrent acquisitions of Portfolio Investments or payment of outstanding Indebtedness), (A) either (I) the Borrowing Base equals at least 150% of the Covered Debt Amount after giving effect to such transfer or (II) (x) the Borrowing Base equals at least 110% of the Covered Debt Amount and (y) the ratio of the Borrowing Base to the Covered Debt Amount after giving effect to such transfer is not less than immediately prior to such transfer and (B) no Event of Default has occurred and is continuing (unless such redesignation would have the effect of curing such Event of Default).

(d)    Replacement of Non-Consenting Lender. If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by this Section 9.02 that has been approved by the Required Lenders but requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable), the consent of one or more Lenders whose consent is required for such proposed change, waiver, discharge or termination is not obtained, then (so long as no Event of Default has occurred and is continuing) the Borrower shall have the right, at its sole cost and expense, to replace each such non-consenting Lender or Lenders with one or more replacement Lenders pursuant to Section 2.17(b) so long as at the time of such replacement, each such replacement Lender consents to the proposed change, waiver, discharge or termination. In the event a prepayment fee is payable pursuant to Section 2.08(d), any Lender replaced pursuant to this Section 9.02(d) shall be entitled to the prepayment fee to the extent provided in Section 2.08(d) as if such Lender continued to be a Lender hereunder (and without prejudice to the right of any replacement Lender to any prepayment fee).

SECTION 9.03. Expenses; Indemnity; Damage Waiver.

(a)    Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out‑of‑pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable fees, charges and disbursements of one primary counsel for the Administrative Agent, in connection with the syndication of the credit facilities provided for herein (as amended and restated hereby), the preparation and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), subject to any limitation previously agreed in writing, (ii) all documented out‑of‑pocket expenses incurred by the Administrative Agent or any Lender, including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the other Loan Documents, including its rights under this Section, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect thereof and (iii) and all costs, expenses, Other Taxes, assessments and other charges incurred in connection with any filing, registration, recording or perfection of any security interest contemplated by any Security Document or any other document referred to therein.

(b)    Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent, the Collateral Agent, the Lead Arrangers and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses (other than Taxes or Other Taxes which shall only be indemnified by the Borrower to the extent provided in Section

2.14), including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement or any agreement or instrument contemplated hereby, the performance by the parties hereto of their respective obligations hereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto; provided that, such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from (i) the fraud, willful misconduct or gross negligence of such Indemnitee, or (ii) a claim brought against such Indemnitee for breach in bad faith of such Indemnitee’s obligations under this Agreement or the other Loan Documents, if there has been a final and nonappealable judgment against such Indemnitee on such claim as determined by a court of competent jurisdiction.

The Borrower shall not be liable to any Indemnitee for any special, indirect, consequential or punitive damages arising out of, in connection with, or as a result of the Transactions asserted by an Indemnitee against the Borrower or any other Loan Party, provided that the foregoing limitation shall not be deemed to impair or affect the Obligations of the Borrower under the preceding provisions of this subsection.

(c)    Reimbursement by Lenders. To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent under paragraph (a) or (b) of this Section, each Lender severally agrees to pay to the Administrative Agent such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent in its capacity as such.

(d)    Waiver of Consequential Damages, Etc. To the extent permitted by applicable law, the Borrower shall not assert, and hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions or any Loan or the use of the proceeds thereof.

(e)    Payments. All amounts due under this Section shall be payable promptly after written demand therefor.

SECTION 9.04. Successors and Assigns.

(a)    Assignments Generally. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b)    Assignments by Lenders.

(i)    Assignments Generally. Subject to the conditions set forth in clause (ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement with the prior written consent (such consent not to be unreasonably withheld or delayed) of:

(A)    the Borrower, except in the case of any assignment made within 35 days of the Effective Date by JPMorgan Chase Bank, N.A.; provided that, no consent of the Borrower shall be required for an assignment to a Lender, an Affiliate of a Lender, an Approved Fund, or, if an Event of Default has occurred and is continuing (except that so long as no Event of Default under clause (a), (b), (j), (k), or (l) of Article VII is continuing, the Borrower shall have a consent right over any assignment to a “direct competitor” of the Borrower identified to the Administrative Agent and the Lenders prior to the Effective Date and as may thereafter be agreed between the Borrower and the Administrative Agent acting reasonably (a “Disqualified Person”)), any other assignee; provided further that, the Borrower shall be deemed to have consented to any assignment requiring its consent unless it shall have objected thereto within five Business Days following a request for such consent; and

(B)    the Administrative Agent; provided that, no consent of the Administrative Agent shall be required for an assignment to a Lender, an Affiliate of a Lender, or an Approved Fund.

(ii)    Certain Conditions to Assignments. Assignments shall be subject to the following additional conditions:

(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than U.S. $1,000,000 unless each of the Borrower and the Administrative Agent otherwise consent, provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;

(B)    each partial assignment of any Commitments or Loans shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement in respect of such Commitments and Loans;

(C)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption in substantially the form of Exhibit A hereto, together with a processing and recordation fee of U.S. $3,500 (which fee shall not be payable in connection with an assignment to a Lender or to an Affiliate of a Lender) (for which the Borrower and the Guarantors shall not be obligated); and

(D)    the assignee, if it shall not already be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(iii)    Effectiveness of Assignments. Subject to acceptance and recording thereof pursuant to paragraph (c) of this Section, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 9.03 with respect to facts and circumstances occurring prior to the effective date of such assignment). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (e) of this Section.

(c)    Maintenance of Registers by Administrative Agent. The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices in New York City a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amount of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Registers” and each individually, a “Register”). The entries in the Registers shall be conclusive absent manifest error, and the Borrower, the Administrative Agent, and the Lenders shall treat each Person whose name is recorded in the Registers pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Registers shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d)    Acceptance of Assignments by Administrative Agent. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section and any written consent to such assignment required by paragraph (b) of this Section, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(e)    Participations. Any Lender may, without the consent of the Borrower (except as provided below), sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitments and the Loans owing to it); provided that, (i) such Lender’s obligations under this Agreement and the other Loan Documents shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the Borrower, the Administrative Agent, and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Loan Documents, (iv) the voting rights of such Participants shall be limited to those matters with respect to which the affirmative vote of the specific Lender from which it purchased its participation would be required as described in Section 9.02 above, and (v) (so long as no Event of Default under clause (a), (b), (j), (k), or (l) of Article VII is continuing) the Borrower shall have a consent right over any participation to a Disqualified Person. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and the other Loan Documents and to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document; provided that, such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in the first proviso to Section 9.02(b) that affects such Participant. Subject to paragraph (f) of this Section, the Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section and, to the extent permitted by law, each Participant also shall be entitled to the benefits of Section 9.08 as though it were a Lender; provided that, such Participant agrees to be subject to Sections 2.14(e), (f), (g) and (h) as though it were a Lender hereunder. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Commitments or other obligations under the Loan Documents (the “Participant Register”); provided that, no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.

(f)    Limitations on Rights of Participants. A Participant shall not be entitled to receive any greater payment under Section 2.12, 2.13, or 2.14 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 2.14 unless the Borrower is notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrower, to comply with Section 2.14 as though it were a Lender and in the case of a Participant claiming exemption for portfolio interest under Section 871(h) or 881(c) of the Code, the applicable Lender shall provide the Borrower with satisfactory evidence that the participation is in registered form and shall permit the Borrower to review such register as reasonably needed for the Borrower to comply with its obligations under applicable laws and regulations.

(g)    Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including any such pledge or assignment to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that, no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such assignee for such Lender as a party hereto.

(h)    No Assignments to Natural Persons, the Borrower or Affiliates. Anything in this Section to the contrary notwithstanding, no Lender may assign or participate any interest in any Loan held by it hereunder to any natural person or the Borrower or any of its Affiliates or Subsidiaries without the prior consent of each Lender.

SECTION 9.05. Survival. All covenants, agreements, representations and warranties made by the Borrower herein and in the certificates or other instruments delivered in connection with or pursuant to this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14 and 9.03 and Article VIII shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

SECTION 9.06. Counterparts; Integration; Effectiveness; Electronic Execution.

(a)    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract between and among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 4.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page to this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.

(b)    Electronic Execution of Assignments. The words “execution,” “signed,” “signature,” and words of like import in any Assignment and Assumption shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 9.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 9.08. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the obligations of the Borrower now or hereafter existing under this Agreement held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement and although such obligations may be unmatured. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff) which such Lender may have. Notice of any setoff shall be provided promptly to the Borrower but the failure to do so shall not affect the validity thereof.

SECTION 9.09. Governing Law; Jurisdiction; Etc.

(a)    Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b)    Submission to Jurisdiction. The Borrower hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New

York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against the Borrower or its properties in the courts of any jurisdiction.

(c)    Waiver of Venue. The Borrower hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d)    Service of Process. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 9.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. None of the Joint Lead Arrangers or Syndication Agents shall have any responsibility in such capacities under this Agreement.

SECTION 9.12. Treatment of Certain Information; Confidentiality.

(a)    Treatment of Certain Information. The Borrower acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Subsidiaries (in connection with this Agreement or otherwise) by any Lender or by one or more subsidiaries or affiliates of such Lender and the Borrower hereby authorizes each Lender to share any information delivered to such Lender by the Borrower and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Lender to enter into this Agreement, to any such subsidiary or affiliate, it being understood that any such subsidiary or affiliate receiving such information shall be bound by the provisions of paragraph (b) of this Section as if it were a Lender hereunder. Such authorization shall survive the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.

(b)    Confidentiality. Each of the Administrative Agent, the Lenders, and the Lead Arrangers agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (i) to its Affiliates and to its and its Affiliates’ respective partners, directors, officers, employees, agents, advisors and other representatives (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (ii) to the extent requested by any regulatory authority purporting to have jurisdiction over it or its Affiliates (including any self-regulatory authority), (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (iv) to any other party hereto, (v) in connection with the exercise of any remedies hereunder or under any other Loan Document or any action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (vi) subject to an agreement containing provisions substantially the same as those of this Section, to (x) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement; provided that, (a) such Person would be permitted to be an assignee or participant pursuant to the terms hereof or (y) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Borrower and its obligations, (vii) with the consent of the Borrower or (viii) to the extent such Information (x) becomes publicly available other than as a result of a breach of this Section or (y) becomes available to the Administrative Agent, any Lender, or any of their respective Affiliates on a nonconfidential basis from a source other than the Borrower or its Affiliates.

For purposes of this Section, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower or any of its Subsidiaries or any of their respective businesses or any Portfolio Investment, other than any such information that is available to the Administrative Agent or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the Effective Date, such information is clearly identified at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

The Borrower agrees to cooperate with the Administrative Agent in connection with the publication of certain materials and/or information provided by or on behalf of the Borrower to the Administrative Agent and the Lenders (collectively, “Information Materials”) pursuant to Section 5.01 and will designate (a) such Information Materials that are either available to the public or not material with respect to the Borrower and its subsidiaries or any of their respective securities for purposes of United States federal and state securities laws as “PUBLIC INFORMATION” and (b) any other Information Materials as “PRIVATE INFORMATION”.

SECTION 9.13. USA PATRIOT Act. Each Lender hereby notifies the Borrower that pursuant to the requirements of the USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender to identify the Borrower in accordance with said Act.

SECTION 9.14. No Fiduciary Duty. Each Lender and their Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the

Loan Parties, their stockholders and/or their affiliates. Each Loan Party agrees that nothing in the Agreement or the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its stockholders or its affiliates, on the other. The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between the Lenders, on the one hand, and the Loan Parties, on the other, and (ii) solely in connection therewith and solely with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its stockholders or its affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its stockholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, stockholders, creditors or any other Person. Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to the transactions contemplated by the Loan Documents and the process leading thereto. Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, solely in connection with the transactions contemplated by the Loan Documents or the process leading thereto.

SECTION 9.15. Collateral Agency Agreement. Each Lender agrees that it will be bound by, and shall take no actions contrary to (and shall take all actions required by), the provisions of the Collateral Trust Agreement and the other Security Documents and authorizes (i) the Administrative Agent to enter into the Collateral Trust Agreement on its behalf and (ii) the Collateral Agent to enter into the Collateral Agency Agreement and the other Security Documents on its behalf and to act on its behalf to the extent set forth in the Collateral Agency Agreement and the other Security Documents. The Lenders acknowledge the Collateral Agency Agreement provides for the allocation of proceeds of and value of the Collateral among the Secured Parties as set forth therein and contains limits on the ability of the Administrative Agent and the Lenders to take remedial actions with respect to the Collateral.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICAN CAPITAL, LTD.

By:
Title:

LENDERS

JPMORGAN CHASE BANK, N.A.,
individually and as Administrative Agent

By:
    Name:
Title:

[Name of Lender]

By:
    Name:
Title: